                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X  ]   Preliminary Proxy Statement      [   ]   Confidential, For Use of
                                                  the Commission only (as
                                                  Permitted by Rule 14a-6(e)(2))
[    ]   Definitive Proxy Statement

[    ]   Definitive Additional Materials

[    ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                U.S. VISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [   ]    No fee required.

     [ X ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:

              Common Stock, par value $.01 per share

--------------------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:

              6,138,638 shares of common stock (includes 408,327 shares underlying options and warrants to purchase shares of common stock)

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

              $4.25 per share of common stock

--------------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

              $26,089,211

--------------------------------------------------------------------------------

     (5)      Total fee paid:

              $5,220

--------------------------------------------------------------------------------

     [ ]      Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)      Form, Schedule or Registration Statement No.:

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     (3)      Filing Party:

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     (4)      Date Filed:

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
[U.S.VISION LOGO]


                                                                 August __, 2001

To the Shareholders of
U.S. Vision, Inc.:

         A special meeting of shareholders of U.S. Vision, Inc. a Delaware corporation, will be held at __________________________, ____________,
Philadelphia, Pennsylvania, _____ on ______, September, 2001, at 9:00 a.m., local time. At the special meeting, you will be asked to consider and approve our merger with NOROB Group, Inc., a privately-owned corporation headquartered in Cherry Hill, New Jersey, pursuant to an agreement and plan of merger, dated as of July 2, 2001. You should read carefully the merger agreement, a copy of which is attached as Appendix A to the accompanying proxy statement. Upon completion of the merger, each share of our common stock will be converted automatically into the right to receive $4.25 in cash. We can only complete the merger if the holders of a majority of the outstanding shares approve the merger agreement.

         Our board of directors approved the merger agreement and declared the merger agreement advisable and in the best interests of our shareholders and recommends that our shareholders approve the merger agreement. Among the factors considered by our board of directors in evaluating the merger was the opinion, dated July 2, 2001, of Janney Montgomery Scott LLC, our financial advisor, which provides that, as of that date, the consideration to be received by holders of our common stock pursuant to the merger was fair from a financial point of view to our shareholders. The written opinion of Janney Montgomery Scott LLC is attached as Appendix B to the accompanying proxy statement and should be read carefully in its entirety.

         The proxy statement provides you with a summary of the merger and additional information about the parties involved. If the merger agreement is approved by the requisite holders of our common stock, the closing of the merger will occur as soon after the special meeting as all of the other conditions to the closing of the merger are satisfied or waived.

         Please give all of this information your careful attention. Whether or not you plan to attend the special meeting, you are requested to promptly complete, sign and date the enclosed proxy card and return it in the envelope provided. This will not prevent you from voting your shares in person if you subsequently chose to attend the special meeting.

         The board of directors enthusiastically supports this transaction and recommends that you vote in favor of the merger.

                                         By Order of the Board of Directors,

                                         /s/  William A. Schwartz, Jr.

                                         Chairman of the Board, President
                                         and Chief Executive Officer

[U.S.VISION LOGO]


                              ____________________


                                U.S. VISION, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON _______, SEPTEMBER __, 2001

                              ____________________

To our Shareholders:

         A special meeting of shareholders of U.S. Vision, Inc., a Delaware corporation, will be held at our corporate headquarters, 10 Harmon Drive, Glendora, New Jersey, 08029 on ________, September __, 2001, at 9:00 a.m., local time, for the following purposes:

         1. To consider and act upon a proposal to approve and adopt the agreement and plan of merger, dated July 2, 2001, by and between U.S. Vision, Inc., a Delaware corporation, and NOROB Group, Inc., a Delaware corporation, relating to the merger of NOROB Group, Inc. with and into U.S. Vision, Inc., with U.S. Vision, Inc. surviving the merger; and

         2. To transact any other business as may properly come before the special meeting or any adjournments or postponements of that meeting.

         The board of directors has fixed the close of business on ______ __, 2001 as the record date for the special meeting. Accordingly, only shareholders of record on that date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement of that meeting. A form of proxy and a proxy statement containing more detailed information with respect to matters to be considered at the special meeting accompany and form a part of this notice.

         All shareholders are cordially invited to attend the special meeting. To ensure your representation at the special meeting, however, you are urged to complete, date, sign and return the enclosed proxy as promptly as possible. We have enclosed a postage-prepaid envelope for that purpose. If you attend the special meeting, you may vote in person even if you have already returned a proxy. IF YOU DO NOT SEND IN A PROXY OR VOTE AT THE SPECIAL MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGER.

                                           By Order of the Board of Directors,

                                           /s/ George E. McHenry, Jr.

                                           Chief Financial Officer and Secretary

Glendora, New Jersey
August __, 2001

                                U.S. VISION, INC.
                                 10 HARMON DRIVE
                           GLENDORA, NEW JERSEY 08029

                                 PROXY STATEMENT

                                    ________


                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER __, 2001

                                    ________

                                TABLE OF CONTENTS


SUMMARY TERM SHEET........................................................  1
     The Special Meeting..................................................  1
     Record Date and Voting Power.........................................  1
     Quorum and Vote Required.............................................  1
     Proxies, Voting and Revocation.......................................  1
     The Parties to the Merger............................................  2
     The Merger...........................................................  2
     Recommendation of Our Board of Directors and
        Reasons for the Merger............................................  2
     Opinion of Financial Advisor.........................................  3
     Financing Contingency................................................  3
     Interests of Officers and Directors in the Merger
        That Differ From Your Interests...................................  3
     Voting Agreements ...................................................  3
     Effective Time of the Merger.........................................  3
     Exchange of Stock Certificates.......................................  4
     No Solicitation of Proposals from
        Other Parties.....................................................  4
     Conditions to the Merger.............................................  4
     Termination of the Merger Agreement..................................  5
     Deposits ............................................................  5
     Termination Fee......................................................  5
     Appraisal Rights.....................................................  5
     Federal Income Tax Consequences......................................  6

QUESTIONS AND ANSWERS ABOUT
THE MERGER        ........................................................  6

FORWARD LOOKING STATEMENTS................................................  8

THE SPECIAL MEETING.......................................................  9
     Date, Time and Place of the Special Meeting..........................  9
     Purpose of the Special Meeting.......................................  9
     Record Date and Voting Power.........................................  9
     Quorum and Vote Required.............................................  9

     Proxies, Voting and Revocation.......................................  9
     Solicitation of Proxies and Expenses.................................  10
     2001 Annual Meeting of Shareholders of USV...........................  10

THE PARTIES TO THE MERGER.................................................  10
     USV..................................................................  10
     Norob ...............................................................  10

THE MERGER ...............................................................  11
     General..............................................................  11
     Background of the Merger.............................................  11
     Recommendation of Our Board of Directors and
        Reasons for the Merger............................................  15
     Opinion of USV's Financial Advisor...................................  17
        Historical Stock Price Performance................................  20
        Premiums Paid.....................................................  20
        Comparable Company Analysis.......................................  21
        Comparable Transaction Analysis...................................  22
        Discounted Cash Flow Analysis.....................................  22
        Summary...........................................................  23
     Financing Contingency................................................  23
     Interests of Officers and Directors in the Merger....................  23
     Voting Agreements....................................................  24
     Some Effects of the Merger...........................................  24
     Method of Accounting.................................................  24

THE MERGER AGREEMENT......................................................  24
     Effective Time of the Merger.........................................  25
     Conversion of Shares Pursuant to the Merger..........................  25
     Exchange of Stock Certificates.......................................  25
     Conduct of the Business Before the Merger............................  26
     Covenants and Agreements.............................................  27
        Special Meeting...................................................  27
        No Solicitation...................................................  27
        Additional Mutual Covenants.......................................  28
     Representations and Warranties of USV and Norob......................  28
Conditions to the Merger..................................................  30
        Conditions to the Obligation of Each Party........................  30
        Conditions to Our Obligation......................................  30
        Conditions to the Obligation of Norob.............................  30
        Termination of the Merger Agreement...............................  31
        Deposit and Termination Fee.......................................  32
        Merger Expenses...................................................  32
        Amendments .......................................................  33
        Treatment of Stock Options........................................  33

YOU HAVE APPRAISAL RIGHTS IN THE MERGER ..................................  33
     General..............................................................  33
     Exercising Procedures................................................  33
     Fair Value Determination.............................................  34
     Costs................................................................  35
     Withdrawal; Loss of Appraisal Rights.................................  35

FEDERAL INCOME TAX CONSEQUENCES ..........................................  35

REGULATORY AND OTHER APPROVALS............................................  36

PRICE RANGE OF COMMON STOCK AND DIVIDEND INFORMATION......................  36

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT...............  37

OTHER MATTERS ............................................................  39

WHERE YOU CAN FIND MORE INFORMATION ......................................  39

APPENDICES

     Appendix A--
        Agreement and Plan of Merger......................................  A-1

     Appendix B--
        Opinion of Janney Montgomery Scott LLC............................  B-1

     Appendix C--
        Text of Section 262 of the Delaware
        General Corporation Law Concerning
        Appraisal Rights of Dissenting Shareholders.......................  C-1

                               SUMMARY TERM SHEET


         This summary term sheet, together with the subsequent questions and answers section, highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should carefully read this entire document, as well as the additional documents to which we refer you, including the merger agreement attached as Appendix A. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

THE SPECIAL MEETING (PAGE 9)

         At the special meeting, our shareholders will be asked to consider and vote upon a proposal to approve and adopt the merger agreement.

RECORD DATE AND VOTING POWER (PAGE 9)

         Our board of directors has fixed the close of business on ______ __, 2001, as the record date for determining shareholders entitled to notice of, and to vote at, the special meeting.

         On the record date, we had 7,802,942 outstanding shares of common stock held by approximately 55 shareholders of record. We have no other class of securities outstanding. Shareholders of record on the record date will be entitled to one vote per share of common stock on any matter that may properly come before the special meeting and any adjournment or postponement of that meeting.

QUORUM AND VOTE REQUIRED (PAGE 9)

         Approval and adoption of the merger agreement requires the affirmative vote of a majority of outstanding shares of our common stock. Approximately 78% of the shares of our outstanding common stock are governed by voting agreements which require those shares to be voted in favor of the merger if the merger is not otherwise terminated prior to the special meeting. This means that, subject to the merger agreement being terminated, the vote required to approve the merger will be obtained at the meeting.

PROXIES, VOTING AND REVOCATION (PAGE 9)

         Shares of common stock represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting, and at any adjournments or postponements of that meeting, in accordance with the instructions on the proxies. If a proxy is duly executed and submitted without instructions, the shares of common stock represented by that proxy will be voted "For" the approval of the merger agreement. Proxies are being solicited on behalf of our board of directors.

         A proxy may be revoked by the person who executed it at, or before, the special meeting by:

         - delivering to our secretary a written notice of revocation of a previously delivered proxy bearing a later date than the proxy;

         - duly executing, dating and delivering to our secretary a subsequent proxy; or

         -        attending the special meeting and voting in person.

Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

THE PARTIES TO THE MERGER (PAGE 10)

NOROB Group, Inc.
P.O. Box 1440
Cherry Hill, NJ  08034-0058
(856) 424-4265

         In this proxy statement, we call this company "Norob." Norob is a Delaware corporation formed in 2001 by George E. Norcross III, Joseph J. Roberts, Jr. and Philip A. Norcross to facilitate their acquisition of USV.

U.S. Vision, Inc.
One Harmon Drive
Glen Oaks Industrial Park
Landing and Lower Landing Roads
Glendora, NJ 08029

         In this proxy statement, we call this company "USV." USV is a Delaware corporation engaged in the retail optical business.

THE MERGER (PAGE 11)

         Norob will be merged with and into USV, with USV being the surviving corporation. At the effective time of the merger, each outstanding share of our common stock (and any in-the-money option or warrant, as to the in-the-money portion) will be converted automatically into the right to receive $4.25 in cash. After the completion of the merger, the holders of our common stock will not have any continuing interest in, and will not share in future earnings, dividends or growth, if any, of USV. In addition, after the merger has been completed, our common stock will no longer be listed on the Nasdaq National Market or registered with the Securities and Exchange Commission.

RECOMMENDATION OF OUR BOARD OF DIRECTORS AND REASONS FOR THE MERGER (PAGE 15)

         After an evaluation of a variety of business, financial and market factors and consultation with our legal and financial advisors, at a meeting on July 2, 2001, our board of directors determined that the merger agreement was fair to, and in the best interests of, USV and our shareholders. The board also approved the merger, the merger agreement and the transactions contemplated by that agreement and voted to recommend that our shareholders approve the merger agreement.

         In reaching this recommendation, our board considered, among other things, the following factors:

         - our financial condition, assets, results of operations, business and prospects and the risks inherent in achieving those prospects;

         -        the fairness opinion of Janney Montgomery Scott LLC ("JMS");

         -        the terms and conditions of the merger agreement; and

         - the trading history of our common stock, which has been characterized by low daily trading volumes and the resulting illiquidity, typical of companies of similar size.

OPINION OF FINANCIAL ADVISOR (PAGE 17)

         On July 2, 2001, JMS presented to our board its opinion that, as of the date of that opinion, the $4.25 per share in cash total consideration to be received by holders of our common stock was fair from a financial point of view to our shareholders.

         On ______ __, 2001, JMS issued to us its written opinion that as of that date, the $4.25 per share in cash to be received by holders of our common stock was fair, from a financial point of view, to our shareholders. Attached to this proxy statement as Appendix B is that written opinion. The written opinion sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion and is incorporated by reference in this proxy statement. The opinion of JMS does not constitute a recommendation as to how any holder of our common stock should vote with respect to the merger. You should carefully read the opinion in its entirety.

FINANCING CONTINGENCY (PAGE 23)

         Assuming adequate financing arrangements are consummated, Norob will have funding that is sufficient to pay the merger consideration to our shareholders and all associated merger costs. Norob does not anticipate completing any financing until immediately prior to the closing of the merger, and no assurance can be given that any financing will be completed.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER THAT DIFFER FROM YOUR INTERESTS (PAGE 23)

         You should be aware that William A. Schwartz, Jr., our President and a member of our board of directors, Gayle E. Schmidt, our Chief Operating Officer, and certain other members of our senior management team have agreements that will provide them with interests in the merger that are different from yours. In connection with the Norob transaction, Mr. Schwartz, Ms. Schmidt and certain other members of our senior management team will exchange their shares of our common stock prior to the merger for shares of Norob. In addition, Schwartz and three other executive officers of USV are expected to enter into revised and amended employment agreements with USV which will become effective at the effective time of the merger. Our board of directors was aware that Norob sought to enter into new agreements with management. Because Mr. Schwartz's interest in the merger may have been different than our shareholders, he elected to abstain from voting on the merger agreement at the July 2, 2001, board meeting.

VOTING AGREEMENTS (PAGE 24)

         Some of the larger shareholders of our common stock who collectively own an aggregate of approximately 54% of the shares of our outstanding common stock have entered into voting agreements and tendered an irrevocable proxy to Norob directing Norob to vote those shares in favor of the merger. These agreements may be terminated if the merger agreement is terminated. Norob has also agreed to vote its shares, which represent approximately 26% of USV's stock in favor of the merger.

EFFECTIVE TIME OF THE MERGER (PAGE 25)

         The merger will become effective as of the date and time that the certificate of merger is accepted for filing by the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law, which is expected to occur as soon as practicable after shareholder approval and the satisfaction or waiver of all other conditions to closing of the merger.

EXCHANGE OF STOCK CERTIFICATES (PAGE 25)

         At the effective time of the merger, Norob will deposit with Registrar and Transfer Company, our stock transfer agent who is also acting as the paying agent, cash in an amount sufficient to pay the holders of shares of common stock outstanding immediately prior to the effective time of the merger, other than shareholders exercising their appraisal rights, the cash merger consideration to which they are entitled under the merger agreement.

         The merger agreement provides that within three business days after the effective time of the merger, the paying agent will send to each shareholder of record, as of immediately prior to the effective time, a letter of transmittal and detailed instructions specifying the procedures to be followed in surrendering stock certificates. You should not send any stock certificates to the paying agent or anyone else until you receive the letter of transmittal. Upon the surrender of a stock certificate, the paying agent will issue to the surrendering holder the consideration described above.

NO SOLICITATION OF PROPOSALS FROM OTHER PARTIES (PAGE 27)

         In accordance with the merger agreement, USV has agreed that, until the termination of the merger agreement or the effective time of the merger, USV will not authorize or permit any of its directors, officers, employees, agents, attorneys, independent accountants, independent financial advisors or other affiliates or representatives to initiate, solicit, facilitate or encourage any inquiries or proposals that constitute or are reasonably likely to lead to a merger, consolidation or similar transaction involving USV or a proposal to acquire a substantial portion of its stock or assets.

         USV must notify Norob promptly in writing with respect to any unsolicited inquiry or proposal which it receives that is reasonably likely to lead to a merger proposal. USV may terminate the merger agreement if it receives an offer from a third party to acquire the company that is superior to Norob's offer, but prior to any termination, the board of directors must notify Norob and cause its advisors to negotiate with Norob and consider any proposal of Norob that is at least as favorable as any unsolicited proposal received by USV.

CONDITIONS TO THE MERGER (PAGE 30)

         For the merger to occur, the holders of a majority of the shares of common stock outstanding must approve the merger agreement and the parties must satisfy or waive all other conditions specified in the merger agreement, including:

         -        Norob securing its financing;

         - there shall not have occurred any material adverse effect (or any development that, insofar as reasonably can be foreseen, is reasonably likely to have a Material Adverse Effect) since the end of USV's most recently completed fiscal year;

         - Norob and USV receiving all consents, approvals, permits and authorizations required to be obtained from any governmental entity or third party (e.g.; J.C. Penney renewing its contract with USV for an additional 5 years, Hudson's Bay confirming in writing its oral consent to the merger);

         - the total number of dissenting shareholders not exceeding 5% of the outstanding stock;

         -        USV having received a fairness opinion from JMS; and

         - no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition preventing the completion of the merger being in effect.

TERMINATION OF THE MERGER AGREEMENT (PAGE 31)

         The merger agreement may be terminated at any time prior to the effective time of the merger by, among other things, the mutual written agreement of the parties or, after the occurrence of certain events or actions, by one of the parties acting independently. For example, either party may independently terminate the merger agreement if:

         -        the merger has not been completed by November 30, 2001;

         - the other party shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in the merger agreement;

         - the USV shareholders holding in excess of a majority of the company's common stock do not vote to approve the merger; or

         - any governmental authority takes any action that temporarily, preliminary or permanently restrains, enjoins or otherwise prohibits the merger.

         In addition, Norob may terminate the merger agreement if USV's board of directors withdraws or modifies its recommendation to the shareholders to approve the merger or executes a letter of intent relating to an acquisition of USV by another party, or does not recommend rejection of any other acquisition proposal.

DEPOSITS (PAGE 32)

         If the merger agreement is terminated, the $500,000 deposit paid into escrow by Norob shall be paid to Norob, unless the agreement is terminated by:

         - USV because Norob has materially breached one of its representations, warranties, covenants, etc. under the agreement, or by either USV or Norob at any time after November 30, 2001, because Norob has not been able to obtain its financing; or

         - at the time of such termination, Norob is not then otherwise entitled to terminate the merger agreement.

TERMINATION FEE (PAGE 32)

         If the merger agreement is terminated by Norob because USV's board of directors withdraws or modifies its recommendation to the shareholders to approve the merger or executes a letter of intent relating to an acquisition of USV by another party, then USV must pay Norob $1,500,000.

APPRAISAL RIGHTS (PAGE 33)

         If you do not vote in favor of the proposal to approve and adopt the merger agreement and you comply strictly with the applicable provisions of the Delaware General Corporation Law, and the requisite number of our shareholders approve the merger agreement and the merger is completed, you have the right to dissent and be paid cash for the "fair value" of your shares. This payment may be more than, the same as, or less than the merger consideration you would receive in the merger. To perfect these appraisal rights, you must follow the required procedures precisely. The applicable provisions of the Delaware General Corporation Law are attached to this document as Appendix C. It is a condition to the completion of the merger that holders of not more than five percent of the outstanding voting shares entitled to vote at the special meeting elect to exercise their appraisal rights.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 35)

         If the merger is completed, the exchange of our common stock by any of our shareholders in return for the merger consideration will be a taxable transaction under the Internal Revenue Code of 1986, as amended. BECAUSE OF THE COMPLEXITIES OF THE TAX LAWS, WE ADVISE YOU TO CONSULT YOUR OWN TAX ADVISORS CONCERNING THE APPLICABLE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES RESULTING FROM THE MERGER.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:       HOW DO I VOTE?

A: After reading this proxy statement, please fill out and sign your proxy card. Then mail your signed and dated proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the special meeting.

Q:       WHAT HAPPENS IF I DO NOT RETURN A PROXY CARD?

A: The failure to return your proxy card will have the same effect as voting against the merger agreement.

Q:       MAY I VOTE IN PERSON?

A: Yes. You may attend the special meeting and vote your shares in person, rather than signing and mailing your proxy card.

Q:       MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You may change your vote at any time before your proxy is voted at the special meeting by following the instructions on pages 10 and 11. You then may either change your vote by sending in a new proxy or attending the special meeting and voting in person.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the instructions provided by your broker.

Q:       SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. Promptly after the merger is completed, you will receive detailed instructions regarding the surrender of your stock certificates. You should not send your stock certificates to us or anyone else until you receive these instructions. Norob will arrange for payment to be sent to you as promptly as practicable following receipt of your stock certificates and other required documents.

Q:       WHAT WILL I RECEIVE IN THE MERGER?

A: Upon completion of the merger, you will receive a cash payment of $4.25 for each share of common stock that you hold.

Q:       WHAT WILL HAPPEN TO MY SHARES OF USV AFTER THE MERGER?

A: Following completion of the merger, your shares of common stock will represent solely the right to receive cash. Trading in our common stock on the Nasdaq National Market will cease. Price quotations will no longer be available and we will no longer file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Q:       WHAT WILL HAPPEN TO PRESENT MEMBERS OF USV'S MANAGEMENT?

A: At or prior to the merger, each of the members of our board of directors will resign. Upon consummation of the merger, certain of the officers of USV are expected to remain with the company.

Q:       DID THE USV BOARD RETAIN FINANCIAL ADVISORS?

A: To assist it in making its recommendation regarding the merger, the USV board retained JMS as its financial advisor in connection with its evaluation of the merger. JMS delivered to the USV board an opinion to the effect that, as of the date of that opinion, the per share merger consideration to be received by the holders of our common stock was fair from a financial point of view to the holders of our common stock. We have attached as Appendix B to this proxy statement the full text of the opinion of JMS. This opinion sets forth the assumptions made, matters considered and limitations on the review taken in connection with the opinion.

Q:       WHAT RIGHTS DO I HAVE IF I OPPOSE THE MERGER?

A: Under Delaware law, you are entitled to appraisal rights. If you do not vote in favor of the merger and you properly elect to exercise your appraisal rights as described under "You Have Appraisal Rights in the Merger" and in Appendix C, you may receive in the merger the "fair value" of your common stock as determined by a court. The fair value could be equal to, less than or more than $4.25 in cash.

Q:       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:       We are working to complete the merger before the end of November 2001.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any additional questions about the merger, you should call Mr. George E. McHenry, Jr. at 856-228-1000, extension 2266.

                           FORWARD LOOKING STATEMENTS

         This proxy statement includes "forward looking statements" as defined by the Securities Exchange Commission. All statements, other than statements of historical facts, included in this proxy statement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward looking statements and include the following:

         -   completion of the proposed merger;

         -   reserve estimates; and

         -   future financial performance if the merger is not completed.

         These forward looking statements are based on assumptions, which we believe are reasonable, but which are open to a wide range of uncertainties and business risks. Factors that could cause actual results to differ materially from those anticipated are discussed in the pertinent sections of this proxy statement and in our periodic filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended January 31, 2001, and our quarterly reports on Form 10-Q for the fiscal quarter ended April 30, 2001.

                               THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

         The special meeting will be held at _______________________________, on
September __, 2001, at 9:00 a.m., local time.

PURPOSE OF THE MEETING

         At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt the merger agreement relating to the merger of Norob with and into USV, with USV being the surviving corporation.

RECORD DATE AND VOTING POWER

         Our board of directors has fixed the close of business on August __, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. As of the record date, there were outstanding shares of common stock held by approximately 55 holders of record. Our common stock is our only outstanding class of stock. Shareholders of record on the record date will be entitled to one vote per share of our common stock on any matter that properly comes before the special meeting and any adjournment or postponement of that meeting.

QUORUM AND VOTE REQUIRED

         Our bylaws require the presence, in person or by duly executed proxy, of the holders of shares of common stock representing at least a majority of our outstanding shares of common stock at the special meeting in order to constitute a quorum. Approval and adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock. For purposes only of determining the presence or absence of a quorum for the transaction of business, we intend to count abstentions and broker non-votes as present at the special meeting. Abstentions and broker non-votes are not, however, counted as favorable votes and, therefore, have the same effect as a vote against the proposal. Broker non-votes are proxies from brokers or other nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

PROXIES, VOTING AND REVOCATION

         Shares of our common stock represented at the special meeting by properly executed proxies received prior to, or at, the special meeting, and not revoked, will be voted at the special meeting, and at any adjournment or postponement of that meeting, in accordance with the instructions on those proxies. If a proxy is duly executed and submitted without instructions, the shares of our common stock represented by that proxy will be voted "For" the approval of the merger agreement. Proxies are being solicited on behalf of our board.

         A proxy may be revoked at any time before it is voted at the special meeting. A proxy may be revoked by the person who executed it at, or before, the special meeting by:

         - delivering to our secretary a written notice of revocation of a previously-delivered proxy bearing a later date than the proxy;

         - duly executing, dating and delivering to our secretary a subsequent proxy; or

         - attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, constitute revocation of a previously delivered proxy.

Any written notice revoking a proxy should be delivered to USV, 10 Harmon Drive, Glendora, New Jersey, 08029, Attention: Mr. George E. McHenry, Jr., Secretary.

SOLICITATION OF PROXIES AND EXPENSES

         We will bear the entire cost of solicitation of proxies from our shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for these services, but these individuals may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation, Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of common stock they hold of record.

2001 ANNUAL MEETING OF SHAREHOLDERS OF USV

         We will hold our 2001 annual meeting of shareholders only if the merger is not consummated. In the event of the annual meeting, any shareholder proposals intended to be presented at the meeting must be received at our principal executive officers on or before ___________, 2001, in order to be included in our proxy materials relating to that meeting.

                            THE PARTIES TO THE MERGER

U.S. VISION

         We are a leading retailer of optical products and services primarily through licensed retail optical departments located in national and regional department stores. Our retail optical departments are generally full-service retail vision care stores that offer an extensive selection of designer brands and private label prescription eyewear, contact lenses, sunglasses and accessories with an adjacent, independent optometrist who performs complete eye examinations and prescribes eyeglasses and contact lenses. Our extensive selection of designer and private label branded eyewear allows us to tailor our merchandise selection to meet the needs of our host store customers.

         We currently operate 618 locations in 47 states in the United States and in 3 Canadian provinces, consisting of 592 licensed departments and 26 freestanding stores. We currently operate 417 J.C. Penney Company, Inc. retail optical departments and are J.C. Penney's primary optical licensee. In addition, we operate 66 Sears retail optical departments and 109 retail optical departments in regional department stores. Our freestanding stores are generally located in malls and shopping centers.

NOROB

         Norob is a newly formed Delaware corporation that has not, to date, conducted any significant activities other than those incident to its formation, its execution of the merger agreement and the related documents, and its participation in the preparation of this proxy statement. Norob currently has no material assets or liabilities, other than its rights and obligations under the merger agreement and the related documents, and has not generated any material revenues or expenses. Prior to the effective time of the merger, the members of Norob would, however, have contributed their shares of our common stock to Norob.

                                   THE MERGER

GENERAL

         The merger agreement provides that for the merger of Norob with and into USV, with USV being the surviving corporation. The merger will be completed when the certificate of merger has been accepted for filing by the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Act, which is expected to occur as soon as practicable after the shareholder approval of the merger and the satisfaction or waiver of all other conditions to closing the merger.

         As of the effective time of the merger, holders of shares of our common stock will have no further ownership interest in the surviving corporation. Instead, each holder of common stock issued and outstanding immediately prior to the effective time of the merger will be entitled to receive $4.25 in cash per share. Upon completion of the merger, all of USV's outstanding stock options will be canceled and, in full settlement of these options, Norob will cause USV to pay each option holder, except those options held by certain members of our executive management, an amount of cash equal to the number of shares of common stock underlying each stock option held by that holder multiplied by the difference between $4.25 and the option exercise price applicable to that option.

BACKGROUND OF THE MERGER

         During the first half of 2000, the principals of NRG collectively acquired more than 25% of our outstanding common stock through the purchase of shares of our common stock in the open market. On June 13, 2001, certain of the individuals that later formed Norob filed a Schedule 13D with the SEC disclosing that they owned a total of 24% of USV's outstanding shares of common stock and that they acquired such stock for investment purposes, which included everything from potentially purchasing more stock in the market, acquiring USV, or selling their interest.

         At that time, in addition to Norob, there were three other large shareholder groups of our company: Grotech Partners IV, L.P. and its affiliates ("Grotech"), the owner of 1,953,795 shares, or approximately 25% of our common stock; Stolberg Partners, L.P. and its affiliates ("Stolberg") the owner of 1,525,159 shares, or approximately 20% of our common stock; and Constitution Partners I, L.P. and its affiliates ("Constitution Capital") the owner of 737,254 shares, or approximately 10% of our common stock. Among our directors, Mr. Shaughnessy and Mr. Sullivan are affiliated with Grotech, and Mr. McDonald is affiliated with Constitution Capital. Mr. Stolberg, who is affiliated with Stolberg Partners, resigned from our board of directors over a year ago. Grotech, Stolberg and Constitution Capital collectively own and control approximately 54% of our common stock.

         On June 22, 2000, we held our annual shareholders meeting to elect directors. George E. Norcross III and Joseph J. Roberts, each of whom is affiliated with Norob, attended the shareholders meeting. Following that meeting, we invited Mr. Norcross and Mr. Roberts to come to our eyeglass manufacturing facility for a tour. Following the tour, Mr. Norcross and Mr. Roberts met with Mr. Shaughnessy, Mr. Sullivan and Mr. McDonald, all of whom are directors of the company and whose venture funds beneficially own approximately 35% of our common stock, as well as Mr. Schwartz.

         At that meeting, Mr. Norcross indicated what his intentions were with respect to his recent purchases of our common stock. Mr. Norcross repeated the plans outlined in the Schedule 13D Norob filed with the SEC. The parties also discussed the possibility of Mr. Norcross joining our board. Mr. Norcross also asked Mr. Shaughnessy and Mr. McDonald whether, as shareholders, they would consider selling their stock at that time for $3.50 per share in cash. Mr. Schwartz and Mr. McDonald advised Mr.

Norcross that they were not interested in selling their stock on those terms and proposed instead that Mr. Norcross consider an acquisition of the entire company at a higher price. No action was taken regarding Mr. Norcross becoming a member of our board of directors and no board seats were ever offered to Mr. Norcross.

         Following that meeting, on July 18, 2000, Grotech, Constitution Capital and Stolberg, who collectively own approximately 54% of our common stock, filed a Schedule 13D with the SEC disclosing that they had formed a group to enhance the value of their investment and that there purposes included everything from purchasing more of our common stock to selling their current holdings of our common stock.

         On August 7, 2000, Norob, which then owned approximately 26% of our outstanding common stock, sent a letter offering to purchase all of our outstanding common stock not already owned by that group for $4.00 per share in cash. The letter stated that the offer was subject to due diligence, execution of a definitive agreement, and financing, but was not specific as to the form or timing of the proposed transaction. In response to this letter, our board of directors met and considered the proposal. Prior to the board meeting, however, the board was advised by Grotech, Stolberg and Constitution Capital, that they were opposed to a sale at $4.00 per share and would vote against such a transaction. The board of directors was advised by counsel that in view of a majority of the shares stating they would vote against such a transaction, no such sale could be consummated. The board of directors concluded that Norob's offer should, therefore, be rejected by USV. In connection with the rejection of that offer, the board of directors advised Norcross in a letter that it was willing to discuss the matter further to see if acceptable terms could be reached. USV issued a press release on August 8, 2000, announcing the rejection of that offer as inadequate.

         Following the delivery of our letter to Norob, our counsel and counsel for Norob discussed the terms of Norob's due diligence and the need for a formal confidentiality agreement. A confidentiality agreement was signed by Mr. Norcross on behalf of Norob and additional information about USV was provided to Norob.

         At the August 8, 2000, board meeting, our board of directors also decided to hire an investment banking firm to assist them with this process and to explore various strategic alternatives to maximize shareholder value and improve shareholder liquidity. Our board of directors interviewed and engaged the investment banking firm of JMS as the company's financial advisor to determine and help evaluate alternatives available to the company. In September 2000, we entered into a formal agreement with JMS and we issued a press release announcing that we had hired JMS to assist us in exploring strategic alternatives.

         At a meeting of our board of directors on September 25, 2000, JMS presented a written report analyzing our strategic alternatives. The report considered various options for us, including remaining independent and continuing our strategy of operating retail optical outlets within our store within a store concept, merging with a larger entity or completing an outright sale of our stock or assets for cash. Our board continued to express concern that our growth and market value would likely continue to be hindered by our small size and illiquid trading market. Accordingly, the board, after evaluating the various options presented, authorized JMS to "test the waters" for qualified buyers principally interested in a transaction involving a sale of the company for cash or stock of a company which had a higher level of liquidity than our stock.

     During the fall of 2000, JMS contacted potential purchasers, including Norob, and pursued discussions with those parties. While providing Norob information about the company and seeking proposals from other potential parties, JMS also encouraged Norob to increase the amount of its proposal to acquire the company over and above the previous offer of $4.00 per share. In December 2000, a revised bid to purchase USV was submitted orally by Norob to our financial advisor. That bid was for $4.50 per share.

         Our board convened a meeting on December 19, 2000, to evaluate Norob's revised proposal. All directors were present in person along with representatives of JMS and our legal counsel. After a discussion of whether we should remain independent and continue our business strategy, the board of directors determined that it was in the best interests of our shareholders to pursue the Norob offer. Accordingly, JMS was instructed to begin negotiating the terms of a non-binding letter of intent with Norob. On December 27, 2000, we entered into a non-binding letter of intent with Norob, which prohibited us from soliciting or responding to other offers or inquiries until March 15, 2001. We determined that it was in our best interests to sign the letter of intent because of its short duration and because Norob was expending significant resources and time in connection with performing its due diligence and other activities in connection with the possible transaction and, accordingly, was unlikely to proceed without it. The letter also provided that Norob would deposit $250,000 with an escrow agent by January 15, 2001, which would be lost under certain circumstances and that an additional $250,000 be placed in escrow when a final merger agreement was signed. The deposit would be returned to Norob if two of our material contracts were not renewed for an additional 5 year period. The first of those contracts was the license agreement with J.C. Penney, which expires in December 2003 if not otherwise renewed. J.C. Penney is our largest host store and we operate over 400 optical departments in J.C. Penney stores throughout the United States. The second contract was our vision care agreement with Vision One. That agreement includes USV in one of the largest eyeglass healthcare plans in the country and accounts for approximately one-third of our annual revenues. The Vision One agreement expires in 2002 if not otherwise renewed.

         Following the board meeting, Norob and the company negotiated the precise terms of the letter of intent and, on December 27, 2000, the parties executed the letter of intent and issued a press release regarding the transaction.

         As required by the letter of intent, Norob deposited $250,000 in escrow and pursued additional due diligence, including meetings with our largest host store and representatives of Vision One. In the course of those meetings, we learned that we would be unable to obtain an extension of our Vision One agreement on acceptable terms. The failure to obtain that renewal gave Norob the right to terminate the transaction and obtain the return of its $250,000 deposit.

         On February 28, 2001, Mr. Norcross met with Mr. Shaunessey, Mr. Sullivan, Mr. McDonald and members of USV's management. At that meeting, Mr. Norcross expressed his concerns and reservations about the transaction as structured in light of USV's recent sales performance and the refusal of Vision One to renew and extend the vision care agreement. Mr. Norcross advised us that in view of these circumstances, Norob was unwilling to proceed with the transaction as outlined in the letter of intent. Following that meeting, representatives of JMS, on our behalf, and Norob discussed alternatives which would permit the transaction to proceed.

         At the end of April 2001, Mr. Norcross advised our financial advisor that Norob would be willing to proceed with the transaction and eliminate the requirement that the Vision One agreement be extended if the consideration were payable $3.25 in cash and the balance of $1.25 in the form of a subordinated promissory note or other security.

         On May 2, 2001, our board, together with its financial and legal advisors, convened a special meeting to consider a revised proposal from Norob, which would have resulted in the payment of $4.50 for each outstanding share of our common stock, payable $3.25 in cash and $1.25 in subordinated promissory notes due two years following the merger. Under this revised proposal, an extension of the Vision One agreement would no longer be a condition to the transaction. Following that meeting, we entered into a revised non-binding letter of intent on May 4, 2001, pursuant to which Norob agreed to acquire USV by paying each outstanding share of our common stock $3.25 in cash and $1.25 in subordinated promissory notes due two years following the transaction. Under the terms of the notes, if Norob defaulted in its payment obligations, representatives of the note holders would be entitled to elect a new board of directors for USV, subject to the approval of Norob's lenders.

         Thereafter, representatives of Norob and USV negotiated the terms of the definitive merger agreement. Our board of directors, together with its financial and legal advisors, convened a special meeting on June 18, 2001, to consider the proposed merger agreement and the transactions contemplated by that agreement, including the purchase price, which would have resulted in the payment of $4.50 for each outstanding share of our common stock, payable $3.25 in cash and $1.25 in subordinated promissory notes due two years following the merger. As of that date, the board of directors still did not know whether Norob's lender would approve of the provisions which would have effectively transferred control of USV to representatives of the subordinated note holders in the event of a default by Norob in its payment obligations under the terms of the subordinated promissory notes. Our board of directors determined not to act on the proposed merger until after it knew whether or not Norob's lenders would authorize the grant of post transaction voting rights to representatives of the subordinated note holders in the event of a default under the terms of the notes.

         Shortly after the June 18, 2001 meeting, our counsel and Norob's counsel met with representatives for one of Norob's prospective lenders and determined that Norob's lenders would not agree to authorize the grant of post-transaction voting rights to former shareholders of USV on terms which would be acceptable to us. Since the remedies of the note holders were effectively eliminated without those voting rights, our board of directors was unwilling to proceed with the transaction as then structured. Negotiations were then pursued by the company and Norob toward a transaction that would provide our shareholders with all cash for their shares.

         On June 29, 2001, Norob advised us that it was willing to proceed with an all cash transaction at $4.25 per share of our common stock. On July 2, 2001, our board held a meeting to consider Norob's proposal to structure an all cash transaction to avoid the problems with the features of the subordinated notes and to revise the price to $4.25 per share in cash. At that meeting, our board of directors, together with our legal and financial advisors, reviewed the background of the proposed merger, the potential benefits of the merger to our shareholders, financial and valuation analyses of the transaction, and the terms of the merger agreement and related documents. JMS delivered to our board its oral opinion, subsequently confirmed in writing, that, based on matters presented to our board and as set forth in its opinion, the consideration to be received by the holders of our common stock pursuant to the merger agreement was fair to such holders, taken as a whole, from a financial point of view. After the presentation and opinion of JMS, along with various other factors discussed below, our board:

         - approved the merger agreement and the transactions contemplated by that agreement;

         - authorized our officers to execute the merger agreement on our behalf;

         - approved a recommendation that our shareholders vote in favor of the approval of the merger agreement; and

         - approved the voting agreements to be entered into with certain affiliates of our directors and Norob.

         Because Mr. Schwartz was in negotiations with Norob for his employment agreement and the terms on which he would leave some or all of his stock holdings of USV in Norob, Mr. Schwartz, on the advice of USV's counsel, abstained from voting on the transaction.

         On July 2, 2001, officers of Norob and USV executed and delivered the merger agreement and the Grotech, Stolberg and Constitution Capital shareholders agreed to vote their shares of our common stock in favor of the merger and the merger agreement. On July 2, 2001, we issued a press release announcing the proposed merger with Norob.

RECOMMENDATION OF OUR BOARD OF DIRECTORS AND REASONS FOR THE MERGER

         As described above in the section entitled "Background of the Merger," our board approved the merger, the merger agreement and the transactions contemplated by that agreement at a meeting held on July 2, 2001. Our board believes that the terms of the merger, the merger agreement and the other transactions contemplated by that agreement are fair to, and in the best interests of, USV and its shareholders. Accordingly, our board recommends approval of the merger agreement by our shareholders. In reaching its conclusion to approve the merger and the merger agreement, our board consulted with our management and our legal counsel, and was advised by JMS, our financial advisor in this transaction. The board considered our short-term and long-term interests and those of our shareholders. In particular, our board considered the following factors, all of which it deemed favorable, in reaching its decision to recommend the merger and the merger agreement:

         - the consideration to be received by our shareholders in the merger represents a premium of 54% over the closing price of $2.75 on August 1, 2000, which was one week before Norob made its unsolicited offer to acquire USV and 21% over the closing price of $3.50 on June 29, 2001, which was one business day prior to the merger announcement;

         - the financial condition, assets, results of operations, business and prospects of USV;

         - the trading history of our common stock, which has been characterized by low daily trading volumes and the resulting illiquidity, typical of companies of similar size;

         - the opinion of JMS that the consideration to be issued by Norob in the merger was fair from a financial point of view to the holders of our common stock, and the various analyses presented to our board of directors by JMS. See "Opinion of Financial Advisor" at page 19;

         - the ability of the board to change its recommendation if it determines in good faith, based on matters it deems appropriate, after consulting with legal counsel, that the failure to change its recommendation would be reasonably likely to result in a breach of its fiduciary duties under applicable law; and

         - the terms and conditions of the merger agreement, including the amount and form of consideration, the nature of the parties' representations, warranties, covenants and agreements, and the fact that the conditions to Norob's obligation to consummate the merger are reasonably limited and thus the risk that the merger would not be consummated was reasonably small.

         Our board also considered the likelihood that Norob would be able to secure adequate debt and equity financing to consummate the merger, as well as the consequences if Norob was unable to obtain financing. The board considered the controlling ownership of Norob, led by George Norcross, and concluded that Norob would be able to obtain the debt and equity financing necessary for the merger and related transactions.

         Our board of directors consulted with JMS during the course of its engagement. The board of directors believed that JMS's analysis was reasonable.

         Our board of directors also considered other strategic alternatives to the merger that might be available to us, including:

         - remaining independent and continuing to expand our business into new host stores;

         - pursuing other business combinations, including mergers involving companies with significantly greater market capitalization than our own; and

         - rejecting the Norob offer and attempting again to solicit additional bids from other interested third parties.

         The board considered the strategic options available to us and determined that none of these options was reasonably likely to present superior opportunities, or was reasonably likely to create greater value for our shareholders, than the prospects presented by the merger. After considering the potential benefits and risks to us and our shareholders associated with each of these alternatives, our board determined that the merger represented the alternative that is in the best interests of our shareholders.

         Our board also considered the following potentially negative factors of the merger in its deliberations concerning the merger and the merger agreement:

         - our board acknowledged that the merger would preclude the holders of our common stock from having the opportunity to participate in the future growth of our assets;

         - in the event that Norob is unable to raise the necessary financing for the merger, our sole remedy is to terminate the merger agreement and receive the $500,000 deposit;

         - our board of directors acknowledged that the merger is a taxable transaction and, as a result, holders of our common stock will be required to pay taxes on any built-in gain as a result of their receipt of the cash consideration in the transaction;

         - our board considered the covenant in the merger agreement restricting our ability to solicit or entertain other potential acquisition proposals;

         - our board considered that we will have to pay a $1.5 million termination fee if the merger agreement is terminated under circumstances specified in the merger agreement; and

         - our board considered the risks and costs to us if the merger does not close, which risks and costs would result from, among other things, the extensive efforts that would be required to attempt to complete the transaction and eliminate the significant distractions which our management and other employees will experience during the pendency of the transaction.

         In deciding whether to accept the Norob offer, our board compared the merger consideration to the market price for our common stock and determined that the merger consideration was fair for the following reasons:

         - in light of the low daily trading volumes of our common stock and resulting illiquidity, the board believed that the increase in the market price of our common stock after the announcements were made was not necessarily reflective of the price at which we could be sold;

         - the Norob offer was the highest cash offer submitted to our board and represented Norob's final offer;

         - JMS had marketed USV for several months and believed that it was unlikely that a superior bid would emerge;

         - JMS had given our board its opinion that the merger consideration was fair to our shareholders from a financial point of view;

         - our board believed that if it rejected Norob's bid and announced that we had decided to remain independent, the market price of our common stock would have dropped sharply as our shareholders determined that the realization of a takeover premium through a sale of the company was unlikely; and

         - if the merger was not consummated, Norob would remain a 26% shareholder of USV and may or may not agree with the plans or policies of our board of directors.

         Our board also considered the potential benefits to certain directors, officers and employees discussed in the section entitled "Interests of Officers and Directors in the Merger," including the change of control payment to be paid to Mr. Schwartz under the terms of his employment agreement.

         In the opinion of our board, the above factors represent the material potential adverse consequences which could occur as a result of the merger. In considering the merger, our board considered the impact of these factors on our shareholders.

         In view of the wide variety of factors considered by our board, our board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered. Our board viewed its position and recommendation as being based on the totality of the information presented to and considered by it. After taking into consideration all the factors set forth above, the board determined that the potential benefits of the merger outweighed the potential detriments associated with the merger and the adverse effect on USV in the event the merger was not consummated.

         In the event the merger is not completed for any reason, we will continue to explore various strategic alternatives to maximize shareholder value, including other business combination opportunities. Also, we do not have any agreements or understandings with Mr. Norcross regarding him becoming a member of our board of directors if the merger is not completed.

OPINION OF USV'S FINANCIAL ADVISOR

         On September 29, 2000, we engaged JMS to act as our financial advisor in connection with a possible sale of, or business combination involving, USV, and to render and opinion as to the fairness of a transaction, from a financial point of view, to holders of shares of our common stock. We selected JMS as our financial advisor on the basis of JMS's experience and expertise in the retail industry, in general, and in transactions similar to the merger. The terms of our engagement of JMS are contained in an engagement letter dated September 26, 2000.

         On July 2, 2001, JMS delivered its oral opinion to our board of directors that, as of that date, and based upon the matters considered and the limitations on the review JMS conducted, as described in JMS's opinion, the $4.25 per share cash offer from Norob was fair from a financial point of view to the holders of our common stock. On July 2, 2001, JMS delivered its written opinion to our board of directors, confirming its oral opinion.

         The following summary description of JMS's opinion is qualified by reference to the full text of the opinion, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated by reference. The full text of JMS's written opinion dated July 2, 2001, describes the assumptions made, matters considered and limitations on the scope of JMS's review. We urge you to read JMS's entire opinion. JMS's opinion is directed to our board of directors and addresses the fairness of the consideration given in the merger to the holders of our common stock from a financial point of view. JMS's opinion does not address the underlying decision of the board of directors to engage in and approve the merger, and JMS's opinion was only one of the many factors our board of directors considered in approving the merger. JMS's opinion does not constitute a recommendation to any shareholder how the shareholder should vote or what action, if any, the shareholder should take concerning the merger.

         JMS's opinion is necessarily based on market, economic and other relevant considerations that were in effect on, and information made available to JMS as of, the date of its opinion. You should understand that although developments after July 2, 2001 (the date of JMS's opinion) may affect the conclusion expressed in its opinion, JMS has not assumed any obligation to update, revise or reaffirm its opinion. JMS disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion. JMS's opinion is limited to the fairness, from a financial point of view and as of the date delivered, as well as to the other matters referred to above, of the $4.25 per share cash offer to the holders of our common stock. JMS did not express any opinion as to any tax or other consequences that might result from the merger.

         In order to prepare its opinion, JMS:

         - reviewed publicly available financial statements, business and financial information for USV and selected public companies;

         - reviewed internal financial statements, financial and operating data, including projected financial statements with supporting assumptions and forward looking information, prepared by our management;

         - reviewed the financial terms and conditions set forth in the June 18, 2001 draft of the Norob merger agreement;

         - reviewed the stock price and trading history of our common stock;

         - compared our financial performance and the prices and trading activity of its common stock with that of other public companies JMS deemed comparable to us;

         - compared the financial terms and conditions of the Norob merger with the financial terms, if publicly available, of selected transactions JMS deemed comparable to the Norob merger;

         - held discussions with our management concerning the business, past and current operations and operating results, financial condition and future prospects for our business; and

         - assessed general economic, market and monetary conditions that JMS deemed relevant to us and our business.

         When conducting its review and analysis, and in arriving at its opinion, JMS assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it (including information furnished to JMS orally or otherwise discussed with our management) or publicly available. JMS neither independently verified nor assumed responsibility to independently verify any of such information. JMS has relied upon the assurances of our management that it is not aware of any facts that would make such information inaccurate or misleading. JMS did not undertake, or assume any responsibility to undertake, any independent evaluation or appraisal of any of our properties, assets or liabilities and JMS was not furnished with any such evaluation or appraisal.

         JMS assumed that the financial forecasts provided to it and discussed with our management were reasonably prepared in good faith on the basis of reasonable assumptions and reflect our management's best currently available estimates and judgments for our future financial performance. Although JMS assumed that we will realize the financial results projected in such financial forecasts for the purpose of its opinion, JMS's opinion expresses no view whether we can achieve the projected financial results or whether the assumptions on which such projections are based are reasonable. JMS has also assumed that the merger will be consummated upon the terms set forth in the draft of the merger agreement it reviewed without material alteration to those terms.

         In arriving at its opinion as described below, JMS ascribed a general range of values to USV, and made its determination as to the fairness of the consideration received, from a financial point of view, in the merger to the holders of our common stock based on documents reviewed and financial and comparative analysis discussed below. The presentation of a fairness opinion is a complex analytical process involving various determinations about the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial or summary description. Accordingly, the following descriptions summarize the material financial analyses JMS performed, but are not a complete description of all the analyses underlying JMS's opinion.

         JMS's analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the merger, public trading or other values of the comparable companies or business combinations JMS reviewed and analyzed. The estimates contained in JMS's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by these analyses. In addition, analyses relating to the value of the business or securities do not purport to be appraisals or to reflect the prices at which businesses, companies or securities actually may be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

         In arriving at its opinion, JMS made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, JMS believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create an incomplete view of the processes underlying its analyses and its opinion.

         The following is a summary of the material factors and analyses JMS considered and performed and presented to our board of directors on July 2, 2001.

         HISTORICAL STOCK PRICE PERFORMANCE. To provide contextual and comparative market data, JMS reviewed the historical market price of our common stock for the period from July 2, 1999, to June 28, 2001. Over this period, the high and low prices for our common stock were $5.50 and $1.50, respectively. During the six month period from December 28, 2000, to June 28, 2001, approximately 985,000 shares of our common stock were traded, at an average price of $3.61 per share.

         JMS also compared the stock price performance of our common stock with the Standard & Poor's 500 composite average ("S&P500") and an index of the following four publicly traded companies that JMS deemed relevant (the "Comparable Index"):

         -        Cole National Corporation (NYSE: CNJ);

         -        CPI Corp. (NYSE: CPY);

         -        Finlay Enterprises, Inc. (OTC: FNLY); and

         -        Footstar, Inc. (NYSE: FTS).

         JMS noted that on a relative basis, over the two year period from June 28, 1999, to June 28, 2001, our common stock underperformed both the S&P500 and the Comparable Index. Although our common stock outperformed the Comparable Index, on a relative basis, over the period from December 28, 2000, to June 28, 2001, our common stock underperformed the S&P 500, on a relative basis, during that same period.

         PREMIUMS PAID. To provide additional contextual data for its other analyses described below, JMS provided our board of directors with information about premiums paid in selected transactions. JMS analyzed the purchase price premiums for 38 transactions with the following characteristics:

         -        the target company was a public company;

         - the transaction was completed between December 1, 2000, and June 28, 2001;

         -        the acquiror purchased 100% of the target;

         - the target company's principal business was within either the retail or other service general industry sectors as determined by CommScan LCC M&A Desk; and

         - the target company had a market capitalization between $10 million and $200 million.

         JMS also analyzed four additional transactions where the JMS deemed that the target company was comparable to us, without regard for the target company's market capitalization or the date the transaction was completed. Including these four transactions, JMS considered 42 transactions, five of which involved companies engaged in an optical business.

         JMS reviewed the purchase price premiums for the dates one day, one week and one month prior to the announcement of each transaction. Focusing on the date one month prior to announcement of a transaction, JMS observed a wide range of purchase price premiums from a low of - 70.71% to a maximum of 460%. The median purchase price premiums one month prior to announcement for all transactions and for five transactions involving optical companies were 31.75% and 31.67%, respectively.

         Applying the range of purchase price premiums to the closing price for our common stock on June 18, 2001, results in a range of implied per share prices from $1.03 to $19.60, with a median per share price of $4.61. Applying the range of purchase price premiums to the closing price for our common stock on November 27, 2000, one month prior the date a transaction was first announced, results in a range of implied per share prices from $0.73 to $13.89. While the $4.25 per share cash price offered by Norob represents a purchase price premium of only 21% over the closing price for our common stock on June 28, 2001, the offer amount represents approximately a 71% premium over the closing price for our common stock on November 27, 2000.

         COMPARABLE COMPANY ANALYSIS. Using publicly available information, JMS compared our operating performance and capitalization with corresponding data and ratios for certain publicly traded companies that JMS deemed comparable to us. JMS identified several public optical related companies that could be comparable to us, but JMS deemed the financial data for each of these companies was not meaningful for one or more of the following reasons:

         -        the stock price was less than $1.00 per share;

         - the company was under (or had just emerged from) bankruptcy protection;

         -        the company was under an agreement to be acquired; or

         - the company was not profitable and its financial results did not generate meaningful comparable data.

JMS noted that none of the companies it reviewed was identical in all respects to us and that, consequently, the analysis of these companies necessarily involves complex considerations and judgments concerning differences and other factors that affect the market values of these companies. Accordingly, JMS selected the following four companies it deemed comparable to us:

         -        Cole National Corporation (NYSE: CNJ);

         -        CPI Corp. (NYSE: CPY);

         -        Finlay Enterprises, Inc. (OTC: FNLY); and

         -        Footstar, Inc. (NYSE: FTS).

         Among the multiples JMS calculated and reviewed were the comparable companies' respective enterprise values, defined as market capitalization, adjusted for debt and cash, as a multiple of their respective "EBITDA" (earnings before interest, taxes, depreciation, and amortization) and "EBIT" (earnings before interest and taxes). The financial information used in connection with these multiples was based on the latest reported 12-month period (LTM) as derived from publicly available information.

         As set forth in the following table, applying a range of enterprise value multiples for these comparable companies to corresponding LTM data for USV resulted in the following range of implied equity values and share prices:

                                                  Implied
                                                U.S. Vision
  LTM       Range of Multiples          Equity Value (Millions) (1)       Implied Share Price
-------     ------------------          ---------------------------       -------------------
Revenue       0.37x to 0.63x                  $37.0 to $75.1                $4.74 to $9.62
EBITDA         4.1x to 6.1x                   $26.6 to $46.2                $3.41 to $5.92
 EBIT          5.2x to 12.7x                  $13.1 to $53.2                $1.68 to $6.81

----------
(1)      USV's implied equity value is net of its net debt of $15.0 million.

         COMPARABLE TRANSACTION ANALYSIS. JMS reviewed publicly available information for seven transactions completed between January 1999 and June 2001 and for one pending transaction. The selected comparable transactions included:

     Acquiror                        Target                    Effective Date
     --------                        ------                    --------------
Eyeshop.com                 Sight Resource Corp.                   Pending
Luxottica Group SpA         Sunglass Hut International          April 5, 2001
Marcolin SpA                Creative Optics                   February 22, 2001
Bushnell Sports Optics      Serengeti Eyewear Inc.             August 21, 2000
Worldwide Sports
   & Recreation             Bolle, Inc.                       February 8, 2000
Signature Eyewear, Inc.     California Design Studios           June 24, 1999
Sight Resource Corp.        Kent Optical Company                April 22, 1999
Sight Resource Corp.        Shawnee Optical, Inc.              January 25, 1999

         JMS reviewed multiples of (a) the enterprise value in each of the transactions to such acquired companies' revenue, EBITDA and EBIT, and (b) the equity value, defined as market capitalization, in each of the transactions to such acquired companies' net income. JMS noted that these transactions generally did not provide meaningful data points because either the enterprise value for the target company was significantly less than or greater than our enterprise value or because the business of the target company was significantly distinct from our core business.

         As set forth in the following table, applying a range of enterprise value multiples for these comparable transactions to corresponding LTM data for us resulted in the following range of implied equity values and share prices:

                                                               Implied
                                                             U.S. Vision
        LTM              Range of Multiples          Equity Value (Millions) (1)       Implied Share Price
        ---              ------------------          ---------------------------       -------------------
      Revenue              0.2x to 0.1.3x                  $9.1 to $163.2                $1.16 to $20.92
      EBITDA                4.0x to 12.9x                  $25.3 to $114.2               $3.24 to $14.63
      EBIT(2)                    NM                              NM                            NM
   Net Income(2)                 NM                              NM                            NM

----------
(1) USV's implied equity value is net of its net debt of $15.0 million.
(2) JMS deemed the EBIT and Net Income multiples "Not Meaningful" because of insufficient data.

         DISCOUNTED CASH FLOW ANALYSIS. JMS performed a discounted cash flow analysis using the projections for the fiscal years ended January 31, 2002, through January 31, 2005, prepared and provided by our management. In that analysis, JMS assumed terminal value multiples ranging from 4.0x to 6.0x EBITDA in fiscal year 2005 and applied discount rates ranging from 15.0% to 19.0%. That analysis produced implied per share prices ranging from $2.03 to $4.07. Based upon a mid-point analysis using an EBITDA exit multiple of 5.0x and a midpoint discount rate of 17.0%, the implied per share price of our common stock was $3.00.

         SUMMARY. Pursuant to the terms of the Norob merger agreement, holders of our common stock are to receive $4.25 cash per share. Based on the above analyses, and other factors considered, and subject to the assumptions JMS made and the limitations on its review, JMS was of the opinion that, as of July 2, 2001, the $4.25 cash price per share offered by Norob is fair to holders of our common stock from a financial point of view.

         JMS is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and securities in connection with business combinations, negotiated underwriting, secondary distributions of securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, JMS makes a market in our common stock and may trade our common stock for its own account and the accounts of JMS's customer and, therefore, it may from time to time hold a long or short position in such stocks.

         Pursuant to the terms of the engagement between JMS and us, in consideration for the financial advisory services and fairness opinion JMS provided in connection with the business combination, we have agreed to pay JMS a fee equal to 1.5% of the aggregate consideration paid in the merger, or approximately $380,000, $100,000 of which has already been paid to JMS as a retainer. In addition, we have agreed to reimburse JMS for its out-of-pocket expenses, and to indemnify JMS and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling JMS or any of its affiliates, against certain liabilities and expenses or to contribute to payments any of them may be required to make, relating to or arising out of the services JMS provided as financial advisor to us. We negotiated the terms of JMS's fee arrangement at arms length and JMS and we believe that these fees are customary in transactions of this nature.

FINANCING CONTINGENCY

         Assuming adequate financing arrangements are consummated, Norob will have funding that is sufficient to pay the merger consideration to our shareholders and all associated merger costs. Norob does not anticipate completing any financing until immediately prior to the closing of the merger, and no assurance can be given that any financing will be completed. Norob currently does not have any alternative financing commitments in the event that any of its expected financing arrangements is not obtained. The merger agreement requires Norob to notify us upon the occurrence of any event which causes Norob to reasonably believe that it will not be able to obtain adequate financing to consummate the merger. If Norob notifies us that it reasonably believes that it will not be able to obtain the financing described above, such failure by Norob to obtain sufficient financing to complete the merger would be considered a material breach of the merger agreement. If the merger is not consummated solely for this reason, USV will have the right to terminate the merger agreement and retain the $500,000 deposit paid into escrow by Norob.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER

         William A. Schwartz, Jr., our Chairman, President and Chief Executive Officer, has an employment agreement with us which provides for a cash payment to him in the amount of $680,000 in the event of a change of control transaction. On [_________], Mr. Schwartz and Norob entered into a conditional employment agreement for [___] years which provides [________________________________]. In connection with the Norob transaction, Mr. Schwartz, Ms. Schmidt and certain other members of our senior management team will exchange their shares of our common stock prior to the merger for shares of Norob.

         As of the closing of the merger, in full settlement of all of our vested outstanding stock options and warrants with an exercise price in excess of $4.25, Norob will cause the surviving company to make a cash payment to each such option or warrant holder who returns an executed option surrender agreement equal to the difference between the merger consideration that would be payable with respect to each share of our common stock underlying that option and the applicable option exercise price.

         The stock options owned by the following members of our management team, William A. Schwartz, Gayle E. Schmidt, George T. Gorman and George E. McHenry, Jr., shall, in lieu of receiving a cash payment for their options in the amount described above, be entitled to receive from the surviving company unsecured, subordinated promissory notes in such amount and on such terms as are acceptable to Norob and those members of our senior management team named above. The options and warrants set forth in the following table held by our directors or their affiliates, other than Mr. Schwartz, will become fully vested and our directors will receive approximately (i.e., before withholding) the indicated cash payment in settlement of his or her options.

NAME                       NUMBER OF OPTIONS OR WARRANTS      AMOUNT OF CASH CONSIDERATION
----                       -----------------------------      ----------------------------
Peter M. Troup                        41,722                          $54,492.50
G. Kenneth Macrae                     27,500                           37,675.00
Dennis J. Shaughnessy                 19,500                           26,715.00
J. Roger Sullivan, Jr.                19,500                           26,715.00
Richard K. McDonald                   19,500                           26,715.00

VOTING AGREEMENTS

         Norob has entered into voting agreements with shareholders of USV holding in the aggregate approximately 54% of our common stock. In these agreements, the parties have granted an irrevocable proxy to representatives of Norob to vote their shares in favor of the merger and the other transactions contemplated by the merger agreement and not to encourage or solicit any competing offers. In the aggregate, these stockholders, including Norob, own approximately 6,085,560 shares of our common stock, which accounts for approximately 78% of our outstanding common stock.

SOME EFFECTS OF THE MERGER

         If the merger is completed, holders of shares of our common stock will not have an opportunity to continue their equity interest in us as an ongoing corporation and, therefore, will not have the opportunity to share in our future earnings, dividends or growth, if any. In addition, upon completion of the merger, our common stock will no longer be listed on the Nasdaq National Market and will cease to be registered with the Securities and Exchange Commission.

METHOD OF ACCOUNTING

       The merger will be accounted for under the purchase method of accounting.

                              THE MERGER AGREEMENT

         The terms of and conditions to the merger are contained in the merger agreement, a copy of which is attached to this proxy statement as Appendix A and incorporated in this document by reference. Set forth below is a description of the material terms and conditions of the merger. This description is qualified in its entirety by, and made subject to, the more complete information set forth in the merger agreement.

EFFECTIVE TIME OF THE MERGER

         The merger will become effective when the Secretary of State of the State of Delaware has accepted for filing the certificate of merger in accordance with the Delaware General Corporation Law. At that time, Norob will be merged with and into USV and will cease to exist as a separate entity. USV will be the surviving company in the merger. We expect the merger to become effective as soon as practicable after approval of the merger by our shareholders and the satisfaction or waiver of all other conditions to closing the merger.

CONVERSION OF SHARES PURSUANT TO THE MERGER

         At the effective time of the merger, each issued and outstanding share of our common stock (other than treasury shares or dissenting shares, if any) will be converted into the right to receive $4.25 in cash upon surrender of the certificates.

EXCHANGE OF STOCK CERTIFICATES

         Registrar and Transfer Company has been appointed to act as paying agent in the merger. The merger agreement provides that within three business days after the effective time of the merger, the paying agent will mail a letter of transmittal to each record holder of an outstanding stock certificate or certificates, which immediately prior to the effective time represented shares of our common stock and were converted into the right to receive the merger consideration. The letter of transmittal will specify that delivery will be effected, and risk of loss and title to stock certificates will pass, only upon proper delivery of the stock certificate to the paying agent. In addition, the paying agent will also mail to each record holder instructions on how to properly surrender the stock certificates for payment. You should not surrender your stock certificates until you receive a letter of transmittal and instructions.

         Upon the surrender to the paying agent of your stock certificate, together with a duly executed letter of transmittal and any other required documents, and subject to any required withholding of taxes, you will be paid the merger consideration for each share of our common stock previously represented by your stock certificate, and the stock certificate will then be canceled.

         No interest will be paid or accrued on the cash payable upon the surrender of your stock certificate. Until surrendered in accordance with the provisions stated above, each certificate will, after the effective time of the merger, represent only the right to receive $4.25 per share.

         After the effective time of the merger, there will be no transfers of certificates that previously represented shares of our common stock on our stock books. If, after the effective time, stock certificates are presented to the surviving corporation or the paying agent for payment, they will be canceled and exchanged for the merger consideration, without interest. However, no holder of a stock certificate will have any greater rights against the surviving corporation than may be accorded to general creditors of the surviving corporation under applicable law.

         If you have lost a certificate, or if your certificate has been stolen or destroyed, in order to receive the merger consideration, you will have to sign an affidavit stating that your certificate was lost, stolen or destroyed. In addition, you will have to post a bond or otherwise indemnify the surviving company against any claims against it with respect to the lost, stolen or destroyed certificate.

         Six months after the closing of the merger, upon the surviving company's request, the paying agent will deliver to the surviving company any cash held by the paying agent that has not been paid to our shareholders pursuant to the merger agreement. From and after that time, if you have not yet exchanged your shares of common stock for the merger consideration, you must surrender your certificates to the surviving company, rather than the paying agent, to receive the merger consideration.

CONDUCT OF THE BUSINESS BEFORE THE MERGER

         We have agreed that, prior to the merger, we will generally:

         -        preserve our present business organization;

         -        retain the services of our current officers and employees;

         -        maintain our existing business relationships; and

         -        conduct our business as usual;

         In addition, the merger agreement specifically prohibits us, without the consent of Norob, from taking a number of corporate acts prior to the completion of the merger, including the following actions:

         -        amending or proposing to amend organizational documents;

         -        changing our capital stock;

         - issuing or encumbering any shares or options except upon the exercise of currently existing options;

         -        declaring or paying any dividends;

         -        acquiring any of our capital stock;

         - merging or transferring all or substantially all of our assets;

         -        liquidating, winding up or dissolving;

         - incurring any obligations or liabilities outside the ordinary course of business;

         - incurring any debt, other than under the terms of our existing line of credit;

         - becoming liable or responsible in any way for the liabilities or obligations of a third party;

         -        making any loans or investments;

         - making a capital expenditure or series of related capital expenditures in excess of 5% over the prior fiscal year;

         -        entering into or amending any material agreements;

         - agreeing to limit or restrict our ability to compete or otherwise conduct our business;

         - entering into or becoming liable or obligated under or pursuant to any benefit plans, employee plans or agreements for directors, officers or employees or modifying existing plans or agreements;

         - paying or becoming obligated to pay any benefits to our employees or consultants unless pursuant to an existing agreement;

         - acquiring another business entity or an interest in another business entity;

         - taking any action that causes our representations and warranties in the merger agreement to become untrue;

         - encumbering any of our assets unless except in the ordinary course of business;

         - making any material tax election, changing any material tax election already made, adopting any material tax accounting method, changing any material tax method unless required by generally accepted accounting principles or by any governmental authority or regulation, entering into any closing agreement, settling or compromising any material tax claim or assessment, or waiving the statute of limitations in respect of any material tax claim or assessment;

         - permitting any of our insurance policies naming us as a beneficiary or loss payee to be cancelled or terminated; or

         - changing any of our accounting methods unless required by generally accepted accounting principles.

COVENANTS AND AGREEMENTS

         SPECIAL MEETING. We have agreed to cause the special meeting of our shareholders to be duly called and held as promptly as practicable for the purpose of voting on the approval and adoption of the merger agreement.

         NO SOLICITATION.  In the merger agreement, we have agreed that:

         - we will immediately cease and cause to be terminated any existing activities, discussions or negotiations conducted prior to the date of the merger agreement with respect to any Acquisition Proposal, as defined below; and

         - we will not, and will not authorize or permit any of our directors, officers, employees, agents, attorneys, independent accountants, independent financial advisors or other affiliates or representatives to, initiate, solicit, facilitate or encourage the submission of an Acquisition Proposal.

If our board determines that this action or disclosure is required in order for our board to act in a manner consistent with its fiduciary duties to our shareholders, the merger agreement does not, however, prohibit:

         - us from entering into discussions or negotiations with a third party and furnishing that third party information concerning USV in response to an unsolicited, bona fide written Acquisition Proposal which is determined in good faith to represent a superior transaction to the merger;

         - our board from taking and disclosing to our shareholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 under the Securities Exchange Act of 1934; and

         - our board from withdrawing or modifying its approval or recommendation of the merger and the merger agreement.

         The term "Acquisition Proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 15% or more of the net revenues, net income or the assets of USV and any of its subsidiaries, taken as a whole, or 15% or more of any class of equity securities of USV or any of its subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 15% or more of any class of equity securities of USV or any of its subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving USV or any of its subsidiaries, other than the transactions contemplated by the merger agreement.

         USV must notify Norob promptly in writing with respect to any unsolicited inquiry or proposal which it receives that is reasonably likely to lead to a merger proposal. USV may terminate the merger agreement if it receives an offer from a third party to acquire the company that is superior to Norob's offer, but prior to any termination, the board of directors must notify Norob and cause its advisors to negotiate with Norob and consider any proposal of Norob that is at least as favorable as any unsolicited proposal received by USV.

         ADDITIONAL MUTUAL COVENANTS. The merger agreement contains certain mutual covenants of the parties, including covenants relating to:

         -        public announcements; and

         - using all reasonable efforts to take or cause to be taken all actions and things necessary and advisable to consummate and make effective the merger.

REPRESENTATIONS AND WARRANTIES OF USV AND NOROB

         In the merger agreement, we make various representations and warranties, subject to exceptions which were disclosed to Norob, concerning our business and assets. These representations and warranties cover various matters, such as:

         -        corporate organization and similar corporate matters;

         -        capitalization;

         -        certificate of incorporation and bylaws;

         -        subsidiaries;

         -        absence of ownership interests in other entities;

         -        corporate authority;

         - board approvals regarding the merger agreement and related transactions;

         - shareholder vote required to approve the merger agreement and related transactions;

         -        government approvals and required consents;

         -        non-contravention of existing agreements;

         -        documents and other reports filed with the SEC;

         -        financial statements;

         -        books and records;

         -        absence of undisclosed liabilities;

         -        absence of specified changes or events;

         -        litigation;

         -        employee benefit plans and ERISA;

         -        tax issues;

         -        audits and settlements;

         -        title to assets and absence of encumbrances;

         -        environmental matters;

         -        intellectual property;

         -        governmental regulation;

         -        compliance with laws;

         -        insurance;

         -        material agreements;

         -        labor and employment matters;

         -        absence of brokers; and

         -        absence of untrue statements or omissions.

         The merger agreement also contains customary representations and warranties of Norob relating to various aspects of its business and the merger, including:

         -        corporate organization and similar corporate matters;

         -        certificate of incorporation and bylaws;

         -        corporate authority;

         -        non-contravention of existing agreements;

         -        government approvals and required consents;

         -        operations of Norob; and

         -        absence of brokers.

CONDITIONS TO THE MERGER

         CONDITIONS TO THE OBLIGATION OF EACH PARTY. The obligations of Norob and us to consummate the merger depend upon the satisfaction of the following conditions:

         - the merger agreement shall have been approved and adopted by the vote of a majority of our outstanding common stock;

         -        the receipt of all necessary governmental approvals;

         - the absence of any injunction, order or other legal restraint or prohibition that would prohibit the consummation of the merger; and

         -        the issuance of the fairness opinion by JMS.

         CONDITIONS TO OUR OBLIGATION. Our obligation to consummate the merger is further subject to satisfaction of the following conditions:

         - each of Norob's representations and warranties contained in the merger agreement shall be true and correct as of the effective time as if made at that time;

         - we shall have received certified resolutions duly adopted by Norob's board of directors approving the merger and all related transactions; and

         - Norob shall have performed in all material respects the obligations required to be performed by it at or prior to the effective time.

         CONDITIONS TO THE OBLIGATION OF NOROB. The obligation of Norob to consummate the merger is further subject to the satisfaction of the following conditions:

         - we shall have performed in all material respects the obligations required to be performed by us at or prior to the effective time and each of our representations and warranties contained in the merger agreement shall be true and correct as of the effective time as if made at that time;

         - we shall have delivered certified resolutions duly adopted by our board of directors approving the merger and all related transactions;

         - there shall not have occurred any material adverse effect, or any development likely to have a material adverse effect on the business, operations, prospects, properties, assets, condition or results of operations since the end of our most recent fiscal year;

         - all necessary governmental approvals shall have been obtained, filed or have occurred;

         - Norob shall have obtained the proceeds from its financing arrangements;

         - the total number of shares of our common stock which are entitled to vote at the special meeting which are held by shareholders who exercise their appraisal rights under the Delaware General Corporation Law to dissent from the proposed merger shall not exceed five percent of the total number of our outstanding shares entitled to vote at the special meeting;

         - we shall have received J.C. Penney's written consent to the merger and J.C. Penney shall have entered into or otherwise agreed to renew our contract for a period of at least 5 years; and

         - we shall have received Hudson's Bay's written confirmation of its oral consent to the merger.

TERMINATION OF THE MERGER AGREEMENT

         The merger agreement may be terminated at any time prior to the effective time, whether before or after approval by our shareholders:

         -        by the mutual written consent of Norob and us;

         - by either Norob or us, if the merger has not been consummated by November 30, 2001, so long as neither party's material breach of the merger agreement caused the merger not to have been consummated;

         - by either Norob or us, if the requisite shareholder approval is not obtained by a vote of our shareholders at the special meeting;

         - by either Norob or us, if any final and non-appealable order, decree, ruling or other action enjoining any party from consummating the merger shall have been entered by any governmental authority;

         - by us if we enter into a definitive agreement permitted by the merger agreement to be acquired by another party and pay Norob the termination fee discussed below;

         - by us, if Norob is in material breach of any representations and warranties or covenants or other agreements in the merger agreement and the breach is not cured within 30 days after written notice of the breach;

         - by Norob, if our board of directors shall have either (a) failed to make, withdrawn, modified or changed in any manner adverse to Norob its approval or recommendation to adopt the merger agreement, (b) made any recommendation with respect to an Acquisition Proposal other than a recommendation to reject such Acquisition Proposal, or

                  (c) executed a letter of intent, agreement in principle or definitive agreement relating to an Acquisition Proposal with any party other than Norob or one of its affiliates; or

         - by Norob if we are in material breach of our representations and warranties, covenants or other agreements in the merger agreement and the breach is not cured within 30 days after written notice of the breach.

DEPOSIT AND TERMINATION FEE

       If the merger agreement is terminated, the $500,000 deposit paid into escrow by Norob shall be paid to that group, unless the agreement is terminated by:

         - us because Norob shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in the merger agreement, and the breach has not been cured within 30 days after written notice of the breach, or by either us or Norob at any time after November 30, 2001, because Norob has not been able to obtain its financing; and

         - at the time the merger agreement is terminated under either of the alternatives listed above, Norob is not then otherwise entitled to terminate the merger agreement.

         If the merger agreement is terminated by:

         - Norob because our board of directors withdraws or modifies its recommendation to our shareholders to approve the merger or executes a letter of intent relating to an acquisition of us by another party or does not recommend rejection of any other Acquisition Proposal;

         - us in connection with entering into a definitive agreement as permitted by the merger agreement to be acquired by another party on terms superior to those set forth in the merger agreement; or

         - us or Norob if the merger has not been consummated by November 30, 2001, or if our shareholders fail to approve the merger at the special meeting, and prior to such termination there (a) shall have been publicly announced another Acquisition Proposal or (b) any person other than Norob shall have acquired at least 15% of our outstanding common stock and, in any such case, any Acquisition Proposal shall be consummated within 12 months of such termination, then we must pay Norob a $1,500,000 termination fee.

MERGER EXPENSES

         The merger agreement provides that all expenses incurred by the parties to the merger agreement shall be borne solely and entirely by the party that has incurred the expenses. We will pay all costs and expenses in connection with the printing of this document, as well as all Securities and Exchange Commission filing fees and fees to comply with applicable state securities or "blue sky" laws related to the transactions contemplated by the merger agreement. The costs and expenses associated with mailing this document to our shareholders and the soliciting of votes of our shareholders will be borne by us.

AMENDMENTS

         The merger agreement may be amended only by written agreement of Norob and us at any time before the effective time. However, after the required USV shareholder approval is obtained, no amendment may be made to the merger agreement that would reduce the amount or change the form of the merger consideration.

TREATMENT OF STOCK OPTIONS

         The merger agreement provides that each stock option or warrant granted by us which is outstanding immediately prior to the effective time of the merger, whether or not then exercisable, and which has not been exercised or canceled prior to that time, will become fully vested and exercisable. In full settlement of all those options, Norob will cause the surviving company to pay in cash to each holder of an option an amount equal to the product of the number of shares of common stock underlying that stock option or warrant at the time of such cancellation and the excess, if any, of the merger consideration over the exercise price per share of common stock provided for in that stock option or warrant, reduced by the amount of withholding or other taxes required by law to be withheld. At and following the effective time of the merger, all outstanding options and warrants to purchase our common stock will automatically be canceled and each stock option and warrant will represent only the right to receive the cash payment described above.

         The stock options owned by the following members of our management team, William A. Schwartz, Jr., Gayle E. Schmidt, George T. Gorman and George E. McHenry, Jr., shall, in lieu of receiving a cash payment for their options in the amount described above, be entitled to receive from the surviving company in consideration of such cancellation payment in the form of unsecured, subordinated promissory notes in such amount and on such terms as are acceptable to Norob and those members of our senior management team named above.

                     YOU HAVE APPRAISAL RIGHTS IN THE MERGER

GENERAL

         Our shareholders are entitled to dissent and be paid cash for the "fair value" of their shares of our common stock. This payment may be more than, the same as, or less than the merger consideration our shareholders will receive in the merger. These appraisal rights arise under Section 262 the Delaware General Corporation Law, or DGCL. Section 262 of the DGCL is reprinted in its entirety as Appendix C to this proxy statement.

EXERCISING PROCEDURES

         The following discussion addresses the material provisions of Section 262 of the DGCL. If you wish to exercise statutory appraisal rights or preserve your right to do so, you should review this discussion and Appendix C carefully to comply strictly with the procedures set forth below and in Appendix C, or you may lose your appraisal rights.

         If you elect to demand the appraisal of your shares, you must:

         - deliver to us before the taking of the vote on the merger agreement, a written demand for appraisal of your shares;

         -        not vote in favor of the merger agreement; and

         - continuously hold your shares through the effective date of the merger.

         Your demand is in addition to and separate from your proxy or vote against the merger agreement. Voting against, abstaining from voting, or failing to vote on the merger agreement will not constitute a demand for appraisal. If you elect to demand appraisal rights, you will not be granted appraisal rights if you have voted in favor of, or consented in writing to, the merger agreement, including by granting the proxy solicited by this proxy statement or by returning a signed proxy without specifying a vote against the merger agreement or a direction to abstain from the vote. Additionally, appraisal rights will not be granted if you do not continuously hold your shares of our common stock for which you demand appraisal through the effective time of the merger.

         You must fully and correctly sign your demand for appraisal as your name appears on the certificate or certificates representing your shares of our common stock. If your shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the fiduciary must execute the demand. If the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, all joint owners must execute the demand. An authorized agent, including an agent for two or more joint owners, may execute your demand for appraisal. However, the agent must identify you as the record owner and expressly disclose the fact that, in exercising the demand, that person is acting as your agent. If you hold shares of our common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal must be made on behalf of the depository nominee and must identify the depository nominee as a holder of record.

         If you elect to exercise your appraisal rights, you must mail or deliver your written demand to us at 10 Harmon Drive, Glendora, NJ 02089,
Attention: Mr. George E. McHenry, Jr. Your written demand must specify:

         -        your name and mailing address;

         -        the number of shares of our common stock that you own; and

         -        that you are demanding appraisal of your shares.

         Within 10 days after the effective time of the merger, we, as the surviving corporation, must provide notice of the effective time to all shareholders who have complied with Section 262 and who have not voted for or consented to the merger agreement.

FAIR VALUE DETERMINATION

         Within 120 days after the effective time of the merger, either we or any shareholder who has complied with Section 262 may file a petition in a Delaware district court demanding a determination of the value of the shares of our common stock held by dissenting shareholders. If a petition for an appraisal is timely filed, after a hearing on the petition, the district court will determine which shareholders are entitled to appraisal rights and will appraise the shares of our common stock owned by those shareholders. The district court will determine the fair value of those shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value. In determining fair value, the district court is required to take into account all relevant factors.

         If you seek appraisal, you should know that the "fair value" of your shares of our common stock determined under Section 262 could be more than, the same as, or less than the merger consideration you will receive in the merger, and that the fairness opinion of JMS is not an opinion as to fair value under

Section 262. Moreover, we reserve the right to assert in any appraisal proceeding that, for purposes of Section 262, the "fair value" of the common stock is less than $4.25 per share.

COSTS

         The cost of the appraisal proceeding may be determined by the district court and assessed against the parties as the district court deems equitable in the circumstances. Upon application of a dissenting shareholder, the district court may order that all or a portion of the expenses incurred by any dissenting shareholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of our common stock entitled to appraisal.

WITHDRAWAL; LOSS OF APPRAISAL RIGHTS

         At any time within 60 days after the effective time of the merger, you will have the right to withdraw your demand for appraisal and to accept the terms offered in the merger. After this period, you may withdraw your demand for appraisal only with our consent. If no petition for appraisal is filed with the district court within 120 days after the effective time of the merger, shareholders' appraisal rights will cease, and all holders of shares of our common stock will be entitled to receive the merger consideration as provided in the merger agreement. Because we have no obligation to file any petition for an appraisal, and have no present intention to do so, any dissenting shareholder is advised to file a petition for appraisal on a timely basis. However, no petition timely filed by a shareholder in the district court demanding appraisal will be dismissed without the approval of the district court, and that approval may be conditioned on any terms that the court deems just.

         YOU SHOULD BE AWARE THAT ANY FAILURE TO PROCEED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 262 WILL RESULT IN LOSS OF APPRAISAL RIGHTS. IN ADDITION, IF THE MERGER IS ABANDONED PRIOR TO ITS CONSUMMATION, NO APPRAISAL RIGHTS WILL BE AVAILABLE.

                         FEDERAL INCOME TAX CONSEQUENCES

         Following is a discussion of the material federal income tax consequences of the merger to our shareholders. The discussion is based upon the Internal Revenue Code, Treasury regulations, IRS rulings, and judicial and administrative decisions in effect as of the date of this proxy statement. This discussion assumes that your USV common stock is generally held for investment. In addition, this discussion does not address all of the tax consequences that may be relevant to you in light of your particular circumstances or to any of our shareholders subject to special rules, such as non-United States persons, financial institutions, tax-exempt organizations, dealers in securities or foreign currencies or insurance companies.

         Your receipt of cash for USV common stock pursuant to the merger will be a taxable transaction for federal income tax purposes to you, and may be a taxable transaction for state, local and foreign tax purposes as well. You will recognize a gain or loss measured by the difference between your tax basis for the USV common stock owned by you at the time of the merger and the amount of cash you receive for your USV common stock. Your gain or loss will be a capital gain or loss if your USV common stock is a capital asset in your hands. If your USV common stock was held as a capital asset, your gain or loss will be long-term capital gain or loss if you held your stock for more than one year; otherwise, it will be short-term gain or loss.

         Under federal law, the paying agent must withhold 31% of the cash payments to holders of USV common stock to whom backup withholding applies, and the federal income tax liability of such persons will be reduced by the amount withheld. To avoid backup withholding, you must provide the paying agent with your taxpayer identification number and complete a form in which you certify that you have not been notified by the IRS that you are subject to backup withholding. The paying agent will include the form with the transmittal letter and instructions which specify the procedures for you to follow in surrendering your common stock certificate(s).

         THE TAX CONSEQUENCES OF THE MERGER TO YOU MAY VARY DEPENDING UPON YOUR PARTICULAR CIRCUMSTANCES. THEREFORE, YOU SHOULD CONSULT YOUR TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THOSE RELATING TO STATE, LOCAL AND/OR FOREIGN TAXES.

                         REGULATORY AND OTHER APPROVALS

         There are no federal or state regulatory requirements which remain to be complied with in order to consummate the merger, other than the filing of the certificate of merger with the Secretary of State of the State of Delaware. The merger did not require filings with the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            PRICE RANGE OF USV COMMON STOCK AND DIVIDEND INFORMATION

         Our common stock is traded on the Nasdaq National Market under the symbol "USVI." For the fiscal quarters indicated, the table below sets forth the high and low closing prices per share of our common stock as reported on the Nasdaq National Market.

                                         USV COMMON STOCK
                                         MARKET PRICE ($)
                                         ----------------
FISCAL 1999                           LOW               HIGH
-----------                           ---               ----
February 1 - April 30                $3.50              $6.68
May 1 - July 31                      $4.93              $5.63
August 1 - October 31                $3.43              $5.25
November 1 - January 31              $2.38              $3.75

FISCAL 2000
-----------
February 1 - April 30                $2.00              $3.25
May 1 - July 31                      $1.50              $3.13
August 1 - October 31                $2.75              $4.25
November 1 - January 31              $1.94              $4.25

FISCAL 2001
-----------
February 1 - April 30                $1.95              $4.25
May 1 - July 31                      $2.55              $3.95

        USV has never paid any dividends on its common stock. As required by the merger agreement, we will not pay cash or stock dividends prior to the closing of the merger agreement.

        On August 1, 2000, which was one week before Norob's unsolicited offer to buy USV for $4.00 per share, the closing price per share of our common stock was $2.75 as reported by the Nasdaq National Market. On January 4, 2001, the business day prior to the first public announcement that a letter of intent had been signed, the closing price per share of our common stock was $4.16, as reported by the Nasdaq National Market. On June 29, 2001, the business day prior to public announcement of the merger agreement, the closing price per share of our common stock was $3.50 as reported by the Nasdaq National Market. On _________ __, 2001, the most recent practicable date prior to the mailing of this document, the closing price per share of our common stock was $____ as reported by the Nasdaq National Market. We urge our shareholders to obtain a current quotation.

        As of July __, 2001, there were 7,802,942 shares of our common stock outstanding, held by approximately 55 holders of record. This number does not reflect the number of persons or entities who may hold their stock in nominee or "street" name through brokerage firms.

           PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth our information as of August 31, 2001, relating to the beneficial ownership of our common stock, by:

         - any person known to us to own beneficially more than 5% of the outstanding shares of common stock;

         -        each of our directors;

         -        each of our executive officers; and

         - all of our current executive officers and directors as a group.

         Shares of common stock which were not outstanding, but which could be acquired by a person upon exercise of an option or warrant within sixty days of August 31, 2001, are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by that person. These shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

         Except as otherwise indicated, each of the persons named below is believed by us to be the direct owner and to possess sole voting and investment power with respect to the shares of common stock beneficially owned by that person. The stock held by Norob, Grotech Partners and its affiliates, Stolberg Partners and its affiliates, and Constitution Capital and its affiliates, are subject to a voting agreement that requires that such shares be voted in favor of the merger.

                                                                      OPTIONS OR
                                                                       WARRANTS
                                                NUMBER OF SHARES      EXERCISABLE
              NAME AND ADDRESS                    BENEFICIALLY         WITHIN 60       PERCENTAGE OF SHARES
            OF BENEFICIAL OWNER                     OWNED(1)             DAYS          BENEFICIALLY OWNED(1)
            -------------------                     --------             ----          ---------------------
Norcross Roberts Group........................      2,011,401                 --               25.8%
     c/o George E. Norcross III
     1701 route 70 East
     Cherry Hill, NJ  08034
Grotech Partners IV, L.P. ....................      1,583,951                 --               20.3%
     9690 Deereco Road
     Timinium, MD  21093
Stolberg Partners, L.P........................      1,525,159                 --               19.5%
     767 Third Avenue
     New York, NY  10017
Constitution Capital Partners I, L.P..........        487,228                 --                6.2%
     600 Grant Street, 57th Floor, USX Tower
     Pittsburgh, PA  15219
William A. Schwartz(2)........................         60,190            228,735                3.6%
Dennis J. Shaughnessy (3).....................      1,953,795             39,000               25.4%
J. Roger Sullivan, Jr.(3).....................      1,953,795             39,000               25.4%
Richard K. McDonald(4)........................        737,254             19,500                9.7%
George T Gorman(2)............................             --             80,665                1.0%
Gayle E. Schmidt  (2) ........................          1,040             76,050                1.0%
George E. McHenry, Jr(2)......................             --             76,050                1.0%
Peter M. Troup    ............................          8,228             41,722                  *
G. Kenneth Macrae ............................          2,471             27,618                  *
Directors and executive
  officers as a group
  (9) persons.................................      2,762,978           628,340                40.2%

----------
 *       Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class A common stock shown as beneficially owned by them.

(2) The address of Messrs. Schwartz, Gorman and McHenry, and Ms. Schmidt is c/o USV, One Harmon Drive, Glendora, NJ 08029.

(3) The shares of stock listed in Mr. Shaughnessy's and Mr. Sullivan's name are owned by Grotech Partners IV, L.P., Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., each a limited partnership in which Mr. Shaughnessy and Mr. Sullivan serve as directors or officers of the respective general partners. Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., is the holder of 1,295 of these shares. Grotech Capital Group IV, LLC, the general partner of Grotech Partners IV, L.P., is the holder of 3,616 of these shares. Messrs. Shaughnessy and Sullivan disclaim beneficial ownership of these shares for all purposes.

(4) A portion of these shares of stock held in Mr. McDonald's name are owned by M&M General Partnership and Constitution Partners I, L.P., each a limited partnership in which Mr. McDonald serves as a director or officer of the respective general partners.

                                  OTHER MATTERS

         Our management knows of no other business to be presented at the special meeting. If other matters do properly come before the special meeting, it is the intention of the persons named in the proxy to vote on these matters according to their best judgment unless the authority to do so is withheld in the proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

         You should rely only on the information contained in this proxy statement to vote on the merger. We have not authorized anyone to give any information that is different from what is contained in this proxy statement. The delivery of this proxy statement will not create an implication that there has been no change in the affairs of Norob or us since the date of this proxy statement or that the information in this proxy statement is correct as of any time after the date of this proxy statement.


                                      By the Order of the Board of Directors

                                      /s/ George E. McHenry, Jr.

                                      George E. McHenry, Jr.,
Secretary

Glendora, New Jersey
August __, 2001

Execution Copy


                                                                      APPENDIX A





                          AGREEMENT AND PLAN OF MERGER


                                 BY AND BETWEEN


                                NOROB GROUP, INC.


                                       AND


                                U.S. VISION, INC.


                                   DATED AS OF


                                  JULY 2, 2001

                                TABLE OF CONTENTS

ARTICLE I - THE MERGER

        Section 1.1   The Merger ............................................... A-1
        Section 1.2   Effective Time ........................................... A-2
        Section 1.3   Closing .................................................. A-2
        Section 1.4   Directors and Officers of the Surviving Company .......... A-2
        Section 1.5   Subsequent Actions ....................................... A-2

ARTICLE II - EFFECT OF THE MERGER ON SECURITIES OF THE PURCHASER AND THE COMPANY

        Section 2.1   Cancellation of Company Common Stock Owned by
                      the Purchaser ............................................ A-2
        Section 2.2   Conversion of Certain Company Common Stock for
                      Merger Consideration; Converted Shares;
                      Treasury Shares .......................................... A-2
        Section 2.3   Options and Warrants ..................................... A-3
        Section 2.4   Exchange of Certificates ................................. A-4
        Section 2.5   Dissenting Shares ........................................ A-5
        Section 2.6   Withholding Rights ....................................... A-6

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Section 3.1   Organization; Qualification .............................. A-6
        Section 3.2   Capitalization ........................................... A-6
        Section 3.3   Subsidiaries ............................................. A-7
        Section 3.4   Authorization; Validity of Agreement; Company Action ..... A-7
        Section 3.5   Board Approvals Regarding Transactions ................... A-7
        Section 3.6   Vote Required ............................................ A-8
        Section 3.7   Consents and Approvals; No Violations .................... A-8
        Section 3.8   SEC Reports and Financial Statements ..................... A-8
        Section 3.9   No Undisclosed Liabilities ............................... A-9
        Section 3.10  Absence of Certain Changes ............................... A-9
        Section 3.11  Litigation ............................................... A-9
        Section 3.12  Employee Benefit Plans ................................... A-9
        Section 3.13  Tax Matters; Government Benefits ......................... A-10
        Section 3.14  Title to Properties; Encumbrances ........................ A-12
        Section 3.15  Environmental Laws ....................................... A-12
        Section 3.16  Intellectual Property .................................... A-13
        Section 3.17  Compliance with Laws ..................................... A-13
        Section 3.18  Insurance ................................................ A-13
        Section 3.19  Material Agreements ...................................... A-13
        Section 3.20  Labor Matters ............................................ A-13
        Section 3.21  Disclosure ............................................... A-14

        Section 3.22  Broker or Finders ........................................ A-14
        Section 3.23  Disclaimer of Implied Representations and Warranties ..... A-14

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        Section 4.1   Organization ............................................. A-14
        Section 4.2   Authorization; Validity of Agreement; Necessary Action ... A-14
        Section 4.3   Consents and Approvals; No Violations .................... A-14
        Section 4.4   Information in Proxy Statement ........................... A-15
        Section 4.5   Purchaser's Operations ................................... A-15
        Section 4.6   Brokers or Finders ....................................... A-15
        Section 4.7   Proxy Statement........................................... A-15

ARTICLE V - COVENANTS

        Section 5.1   Interim Operations of the Company ........................ A-16
        Section 5.2   No Solicitation of Competing Transaction ................. A-18
        Section 5.3   Stockholders' Meeting .................................... A-19
        Section 5.4   Access to Information .................................... A-20
        Section 5.5   All Reasonable Efforts ................................... A-20
        Section 5.6   Financing ................................................ A-22
        Section 5.7   Publicity ................................................ A-22
        Section 5.8   Notification of Certain Matters .......................... A-22
        Section 5.9   Employee Matters ......................................... A-22
        Section 5.10  State Takeover Laws ...................................... A-23
        Section 5.11  Deposits by Purchaser .................................... A-23
        Section 5.12  Affiliate Stockholder Agreements ......................... A-23

ARTICLE VI - CONDITIONS

        Section 6.1   Conditions to Each Party's Obligations to Effect
                      the Merger ............................................... A-23

        Section 6.2   Conditions to the Obligations of the Company to
                      Effect the Merger ........................................ A-24

        Section 6.3   Conditions to the Obligations of the Purchaser to
                      Effect the Merger ........................................ A-24

ARTICLE VII - TERMINATION

        Section 7.1   Termination .............................................. A-25
        Section 7.2   Effect of Termination .................................... A-26

ARTICLE VIII - RULES OF INTERPRETATION

        Section 8.1   Rules of Interpretation .................................. A-27

ARTICLE IX - MISCELLANEOUS

        Section 9.1   Fees and Expenses ........................................ A-28
        Section 9.2   Amendment and Modification ............................... A-28
        Section 9.3   Notices .................................................. A-28
        Section 9.4   Counterparts ............................................. A-29
        Section 9.5   Entire Agreement; No Third Party Beneficiaries ........... A-29
        Section 9.6   Severability ............................................. A-29
        Section 9.7   Governing Law ............................................ A-30
        Section 9.8   Enforcement .............................................. A-30
        Section 9.9   Extension; Waiver ........................................ A-30
        Section 9.10  Assignment ............................................... A-30

APPENDIX A - DEFINITIONS

EXHIBIT A - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT B -  - DISCLOSURE SCHEDULE

EXHIBIT C - FORM OF IRREVOCABLE PROXY

Execution Copy

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of July 2, 2001, is by and between NORUB Group, Inc., a Delaware corporation (the "Purchaser"), and U.S. Vision, Inc., a Delaware corporation (the "Company"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in Appendix A attached hereto.


                                   BACKGROUND

                  WHEREAS, the respective boards of directors of the Purchaser and the Company have approved and declared advisable the Merger of the Purchaser with and into the Company upon the terms and subject to the conditions set forth in this Agreement, with the Company surviving the Merger; and

                  WHEREAS, also in furtherance of such acquisition, the respective Boards of Directors of the Purchaser and the Company have approved this Agreement and the Merger in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, the Company's Board of Directors has determined that the consideration to be paid for each of the Shares, the Options and the Warrants in the Merger is fair to the holders of such Shares, Options and Warrants and has resolved to recommend that the holders of such Shares, Options and Warrants, as applicable, approve the Merger and this Agreement upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, the Company and the Purchaser desire to make certain representations, warranties, covenants and agreements in connection with the Merger; and

                  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I

                                   THE MERGER

                  Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and the Purchaser shall consummate a merger pursuant to which (i) the Purchaser shall be merged with and into the Company and the separate corporate existence of the Purchaser shall thereupon cease, (ii) the Company shall be the surviving company in the Merger (the "Surviving Company") and shall continue to be governed by the laws of the State of Delaware, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in this Section 1.1. Pursuant to the Merger, (x) the Certificate of Incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit A and, as so amended, shall be the Certificate of Incorporation of the Surviving Company until thereafter amended as provided by law and such Certificate of Incorporation, and (y) the By-Laws of the Purchaser, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Company until thereafter amended as provided by law, by such Certificate of Incorporation or by such By-Laws. The Merger shall have the effects specified in the DGCL.

                  Section 1.2 Effective Time. On the Closing Date (as defined below), the parties shall cause the Merger to be consummated by causing a Certificate of Merger with respect to the Merger to be executed and filed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the time of filing of the Certificate of Merger or at such later time as is specified therein.

                  Section 1.3 Closing. The closing of the Merger shall take place at 10:00 a.m. on a date to be agreed upon by the parties, and if such date is not agreed upon by the parties, the Closing shall occur on the second business day after satisfaction or waiver of all of the conditions set forth in
Article VI, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions (the "Closing Date"), at the offices of Ballard Spahr Andrews & Ingersoll, LLP 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, or at such other time, date or place as the parties may agree.

                  Section 1.4 Directors and Officers of the Surviving Company. The members of the Board of Directors of the Purchaser immediately prior to the Effective Time and the officers of the Company at the Effective Time shall, from and after the Effective Time, be the members of the Board of Directors and officers, respectively, of the Surviving Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Company. If, at the Effective Time, a vacancy shall exist on the Company's Board of Directors or in any office of the Surviving Company, such vacancy may thereafter be filled in the manner provided by law.

                  Section 1.5 Subsequent Actions. If at any time after the Effective Time the Surviving Company will consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or the Purchaser acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and members of the Board of Directors of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of either the Company or the Purchaser, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Company or otherwise to carry out this Agreement.


                                   ARTICLE II

                      EFFECT OF THE MERGER ON SECURITIES OF
                          THE PURCHASER AND THE COMPANY

                  Section 2.1 Cancellation of Company Common Stock Owned by the Purchaser. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, all shares of Company Common Stock that are held by the Purchaser shall be canceled and retired and shall cease to exist without any consideration paid with respect thereto.

                  Section 2.2 Conversion of Certain Company Common Stock for Merger Consideration; Converted Shares; Treasury Shares.

                  (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Company Common Stock outstanding immediately prior to the Effective Time (other than Treasury Shares and Dissenting Shares, if any) shall automatically be converted into the right to receive, and each certificate which immediately prior to the Effective Time represented a share of such Company Common Stock shall evidence solely the right to receive, $4.25, to be paid in cash (the "Merger Consideration") upon surrender of the certificates formerly representing Company Common Stock as provided in Section 2.4.

                  (b) At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Converted Share shall be converted into and shall become one duly authorized, validly issued, fully paid and non-assessable share of the Surviving Company Common Stock upon the surrender of the certificates previously representing such Converted Shares.

                  (c) All Treasury Shares shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and no consideration shall be paid with respect thereto.

                  Section 2.3  Options and Warrants.

                  (a) Except as provided in Section 2.3(b) below, as of the Effective Time, each outstanding Option and Warrant granted by the Company, whether or not then exercisable, shall be canceled by the Company, and as of the Effective Time, each former holder thereof shall be entitled to receive from the Surviving Company in consideration of such cancellation an amount (the "Net Amount") equal to the product of (i) the number of shares of Company Common Stock subject to such Option or Warrant, as applicable, at the time of such cancellation and (ii) the excess, if any, of the Merger Consideration per share over the exercise price per share subject to such Option or Warrant, as applicable, at the time of such cancellation, reduced by the amount of withholding or other taxes required by law to be withheld, payable in cash..

                  (b) Notwithstanding the foregoing, as of the Effective Time, any Options or Warrants owned by the following members of the Company's senior management team, William A. Schwartz, Jr., George T. Gorman, Gayle E. Schmidt and George E. McHenry, Jr., shall be cancelled by the Company, as of the Effective Time, and the former holder thereof shall be entitled to receive from the Surviving Corporation in consideration of such cancellation payment in the form of unsecured, subordinated promissory notes in such amount and on such terms as are acceptable to Purchaser and those members of the Company's senior management team named above.

                  (c) The Company shall take all steps to ensure that following the Effective Time neither it nor any of its Subsidiaries is or will be bound by any of the Options or Warrants or any other options, warrants, rights or agreements which would entitle any Person to own any capital stock of the Company or any of its Subsidiaries or to receive any payment in respect thereof. Notwithstanding any other provision of this Section 2.3 to the contrary, payment of the Net Amount shall be withheld with respect to any Option or Warrant, as applicable, until the holder of such Option or Warrant, as applicable, shall have delivered to the Company a consent to the foregoing cancellation and payment, in a form reasonably satisfactory to the Purchaser or the Surviving Company.

                  (d) Except as may be otherwise agreed to by the Purchaser and the Company, the Company shall take all actions that are necessary or appropriate so that all stock option or other equity-based plans established by the Company or any of its Subsidiaries shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any capital stock or other interest in respect of the capital stock of the Company or any Subsidiary, or for payments based on the value of any such capital stock, shall be deleted, terminated and of no further force or effect as of the Effective Time.

                  (e) Prior to the Effective Time, the Board of Directors (or, if appropriate, any applicable committee) of the Company shall adopt such resolutions or use reasonable efforts to take such actions as are necessary, subject, if necessary, to obtaining consents of the holders of the Options and Warrants, as applicable, to carry out the terms of this Section 2.3.

                  Section 2.4  Exchange of Certificates.

                  (a) Paying Agent. The Purchaser shall designate a bank or trust company to act as agent for the holders of the Shares in connection with the Merger to receive in trust the funds to which holders of the Shares shall become entitled pursuant to Section 2.2 (the "Paying Agent"). Substantially contemporaneously with the Effective Time, the Purchaser shall deposit, or cause to be deposited, with the Paying Agent for the benefit of holders of Shares the aggregate consideration to which such holders shall be entitled at the Effective Time pursuant to Section 2.2. Such funds shall be invested as directed by the Purchaser or the Surviving Company pending payment thereof by the Paying Agent to holders of the Shares. Earnings from such investments shall be the sole and exclusive property of the Purchaser and the Surviving Company, and no part of such earnings shall accrue to the benefit of holders of Shares.

                  (b) Exchange Procedures.

                           (i) As soon as reasonably practicable after the
Effective Time, and using its reasonable best efforts to do so within three (3) Business Days thereafter, the Paying Agent shall mail to each holder of record of an outstanding certificate or certificates that immediately prior to the Effective Time represented shares of Company Common Stock (other than Treasury Shares and Dissenting Shares, if any), (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of such certificates to the Paying Agent and shall be in such form and have such other provisions not inconsistent with this Agreement as the Purchaser may specify) and (B) instructions for use in effecting the surrender of each certificate in exchange for payment of the Merger Consideration. Upon surrender of a certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by the Purchaser or the Surviving Company, together with such letter of transmittal, duly executed, the holder of such certificate shall be entitled to receive in exchange therefor the Merger Consideration for each Share formerly represented by such certificate, and the certificate so surrendered shall forthwith be canceled. No interest shall be paid or accrue on the Merger Consideration.

                           (ii) If payment of the Merger Consideration is to be
made to a person other than the person in whose name the surrendered certificate is registered, it shall be a condition of payment that the certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the certificate surrendered or shall have established to the satisfaction of the Surviving Company that such tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.4, each certificate shall be deemed, for all corporate purposes, at any time after the Effective Time, to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.4.

                           (iii) In the event any certificate shall have been
lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Article II; provided that the Person to whom the Merger Consideration is paid shall, as a condition precedent to the payment thereof, give the Surviving Company a bond in such sum as it may direct or otherwise indemnify the Surviving Company in a manner satisfactory to it against any claim that may be made against the Surviving Company with respect to the certificate claimed to have been lost, stolen or destroyed.

                           (iv) Until surrendered as contemplated by this
Section 2.4, each certificate formerly representing the Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration for each such share of Company Common Stock.

                           (v) Subject to the provisions of the DGCL, all cash
paid upon the surrender for exchange of certificates formerly representing shares of Company Common Stock in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares exchanged for cash theretofore represented by such certificates.

                  (c) Transfer Books; No Further Ownership Rights in the Shares. At the Effective Time, the stock and warrant transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of the Shares or Warrants on the records of the Company. From and after the Effective Time, the holders of certificates evidencing ownership of the Shares or Warrants, as the case may be, outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares or Warrants, as the case may be, except as otherwise provided for herein or by applicable law.

                  (d) Termination of Fund; No Liability. At any time following the day which is six (6) months after the Effective Time, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any funds (including any earnings received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of certificates, and thereafter such holders shall be entitled to look only to the Surviving Company (subject to abandoned property, escheat or other similar laws) and only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their certificates, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Company nor the Paying Agent shall be liable to any holder of a certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                  Section 2.5  Dissenting Shares.

                  (a) Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into or represent a right to receive cash pursuant to Section 2.2, but the holder thereof shall be entitled to only such rights as are granted by the DGCL.

                  (b) Notwithstanding the provisions of Section 2.5(a), if any holder of Shares who demands appraisal of his or her Shares under the DGCL effectively withdraws or loses (through failure to perfect or otherwise) his or her right to appraisal, then as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in Section 2.2, without interest, upon surrender of the certificate or certificates representing such Shares pursuant to Section 2.4.

                  (c) The Company shall give the Purchaser (i) prompt notice of any written demands for payment of the fair value of any Shares, withdrawals of such demands, and any other instruments served on the Company pursuant to the DGCL received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. Except with the prior written consent of the Purchaser, the Company shall not voluntarily make any payment with respect to any demands for appraisal, or settle or offer to settle any such demands.

                  Section 2.6 Withholding Rights. The Purchaser and the Surviving Company shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the consideration otherwise payable pursuant to this Agreement to any holder of Shares, Warrants or Options such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of applicable state, local or foreign Tax law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to such holders in respect of which such deduction and withholding was made.


                                   ARTICLE III

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

                  Except as set forth in the Disclosure Schedule attached hereto as Exhibit B (each section of which qualifies only the correspondingly numbered representation and warranty as specified therein), the Company represents and warrants to the Purchaser that:

                  Section 3.1  Organization; Qualification.

                  (a) Each of the Company and the Subsidiaries (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its state of incorporation and (ii) has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

                  (b) Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation in good standing in the jurisdictions listed in the Disclosure Schedule, which include every jurisdiction in which the property owned, leased or operated by it or the conduct of its business makes such qualification or licensing necessary, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

                  (c) The Company has, prior to the date of this Agreement, made available to the Purchaser true, complete and correct copies of the Company's Certificate of Incorporation, as amended, and the Company's By-Laws, as amended, and the comparable governing documents of each of the Subsidiaries, in each case as amended and in full force and effect as of the date of this Agreement. The respective Certificates of Incorporation and By-Laws or other organizational documents of the Subsidiaries do not contain any provision limiting or otherwise restricting the ability of the Company to control any of the Subsidiaries.

                  Section 3.2  Capitalization.

                  (a) As of the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares in the aggregate, 15,000,000 shares of which are of Common Stock, of which

7,802,942 shares are issued and outstanding, and 1,700,520 shares are reserved for issuance pursuant to the Company's stock option plans or pursuant to securities exercisable for, or convertible into or exchangeable for shares, of Common Stock, and 5,000,000 shares of which are preferred stock, none of which are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than as set forth in the Disclosure Schedule, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries.

                  (b) There are no voting trusts or other agreements or understandings to which the Company or any Subsidiary is a party with respect to the voting of the capital stock of the Company or any of the Subsidiaries.

                  (c) Following the Effective Time, no holder of the Options or of Warrants, as applicable, shall have any right to receive shares of Common Stock of the Surviving Company upon exercise of the Options or the Warrants, as applicable.

                  Section 3.3 Subsidiaries. The Disclosure Schedule sets forth the name, jurisdiction of incorporation and capitalization of each Subsidiary and the jurisdictions in which each Subsidiary is qualified to do business. Other than the Subsidiaries listed on the Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any Person. All the outstanding capital stock of each Subsidiary, is owned directly or indirectly by the Company (other than directors' qualifying shares in foreign jurisdictions) free and clear of all Liens, is validly issued, fully paid and nonassessable and is not subject to, nor was issued in violation of, any preemptive rights. There are no outstanding options, warrants, calls, pre-emptive rights, subscriptions or other rights, agreements, arrangements or commitments of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Subsidiary to any Person except the Company or any Wholly-Owned Company Subsidiary.

                  Section 3.4 Authorization; Validity of Agreement; Company Action. The Company has full corporate power and authority to execute and deliver this Agreement and, subject to the Stockholder Approval in respect of the Merger, to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the Transactions, have been duly authorized by the Board of Directors of the Company and, except for obtaining the Stockholder Approval as contemplated by Section 5.3, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation by it of the Transactions (other than the filing of the Certificate of Merger as required by the DGCL). This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery thereof by the Purchaser, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  Section 3.5 Board Approvals Regarding Transactions. The Company's Board of Directors, at a meeting duly called and held, has unanimously
(i) determined that each of the Agreement and the Merger are fair to and in the best interests of the stockholders of the Company, (ii) resolved to recommend that the stockholders of the Company approve and adopt this Agreement and the Merger and (iii) consented to the transfer to Purchaser of all of the Shares, and none of the aforesaid actions by the Company's Board of Directors has been amended, rescinded or modified. No business combination, control share acquisition or other state takeover statute is applicable to the Merger or any of the other Transactions.

                  Section 3.6 Vote Required. The affirmative vote of a majority of the votes entitled to be cast on the Agreement (the "Stockholder Approval") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger. No vote of any class or series of the Company's capital stock is necessary to approve any of the Transactions other than the Merger.

                  Section 3.7  Consents and Approvals; No Violations.

                  (a) None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions or compliance by the Company with any of the provisions of this Agreement will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Company or similar organizational documents of any Subsidiary, (ii) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) or loss of any benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of the Subsidiaries under, any of the terms, conditions or provisions of any Company Agreement, or (iii) to the best knowledge of the Company, violate any order, writ, injunction, decree, statute, rule, regulation permit or license applicable to the Company, any Subsidiary or any of their properties or assets.

                  (b) None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions or compliance by the Company with any of the provisions of this Agreement will require any filing or registration with, or permit, authorization, consent or approval of, or notice to any Governmental Entity or under any Company Agreement, except as disclosed in the Disclosure Schedule and except for (A) any required filing of a premerger notification and report form by the Company under the HSR Act, (B) the Governmental Approvals listed on Schedule 3.7 of the Disclosure Schedule, (C) the filing with the SEC of the Proxy Statement and such reports under the Exchange Act as may be required in connection with this Agreement and the Transactions, (D) the Stockholder Approval and (E) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

                  Section 3.8 SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to the Purchaser, true and complete copies of, the Company SEC Documents filed prior to the date hereof. As of their respective dates and the date hereof the Company SEC Documents, including, without limitation, any financial statements or schedules included therein (i) did not contain any untrue statement of a material fact or fail to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The Company has heretofore provided the Purchaser with true and correct copies of all amendments and modifications to any Company SEC Documents which have not yet been filed with the SEC but that are required to be filed with the SEC in accordance with applicable federal securities laws and the SEC rules. None of the Subsidiaries is required to file any forms, reports or other documents with the SEC or with any foreign Governmental Entity regulating the shares or other ownership interests of a publicly traded entity. The Financial Statements have been prepared from, and are in accordance with, the books and records of the Company and its consolidated Subsidiaries, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and consistent with the Company's past practices (except for changes in accounting principles as may be stated in the notes thereto) and fairly present the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its consolidated Subsidiaries as of the times and for the periods referred to therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material).

                  Section 3.9 No Undisclosed Liabilities. Except for liabilities and obligations reflected in the Balance Sheet (or in the notes thereto) and normal and recurring liabilities and obligations incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, neither the Company nor any Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise) which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect or would be required to be reflected or reserved against in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) in accordance with GAAP.

                  Section 3.10 Absence of Certain Changes. Since the Balance Sheet Date, except as disclosed in the Company SEC Documents filed prior to the date hereof, (i) the Company and each Subsidiary have conducted their respective businesses only in the ordinary and usual course, (ii) there have not occurred any events or changes (including the incurrence of any liabilities of any nature, whether absolute, accrued, contingent or otherwise) having or reasonably likely to have, individually or in the aggregate, a Material Adverse Effect and
(iii) the Company has not taken any action which would have been prohibited under Section 5.1 if such section applied to the period between the Balance Sheet Date and the date of execution of this Agreement.

                  Section 3.11 Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Governmental Entity pending or, to the knowledge of the Company after due inquiry, threatened against or involving or affecting the Company or any Subsidiary that, individually or in the aggregate, (i) is reasonably likely to have a Material Adverse Effect or (ii) is reasonably likely to impair the ability of the Company to perform its obligations under this Agreement or prevent or materially delay the consummation of any of the Transactions. Neither the Company nor any Subsidiary is subject to any judgment, order or decree which has had or which, insofar as can reasonably be foreseen, may have a Material Adverse Effect.

                  Section 3.12  Employee Benefit Plans.

                  (a) The Disclosure Schedule contains a true and complete list of each deferred compensation and each incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; each severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(1) of ERISA); each profit-sharing, stock bonus or other "pension" plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or by any ERISA Affiliate, or to which the Company or an ERISA Affiliate is a party, whether written or oral, for the benefit of any employee or former employee of the Company or any Subsidiary. Neither the Company, any Subsidiary nor any ERISA Affiliate has any commitment or formal plan, whether legally binding or not, to create any additional employee benefit plan or modify or change any existing Plan that would affect any employee or former employee of the Company or any Subsidiary.

                  (b) The Company has heretofore delivered to the Purchaser true and complete copies of each Plan and any amendments thereto (or if a Plan is not a written Plan, a description thereof), any related trust or other funding vehicle, any reports or summaries required under ERISA or the Code and the most recent determination letter received from the Internal Revenue Service with respect to each Plan intended to qualify under Section 401 of the Code.

                  (c) No liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring any such liability. No Plan is a Title II Plan and neither the Company nor any ERISA Affiliate has maintained, sponsored, contributed to or been required to contribute to a Title IV Plan during the five year period ending on the last day of the most recent plan year ended prior to the Closing Date.

                  (d) Neither the Company or any Subsidiary, any Plan, any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which the Company or any Subsidiary, any Plan, any such trust, or any trustee or administrator thereof, or any party dealing with any Plan or any such trust could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to
Section 4975 or 4976 of the Code.

                  (e) Each Plan has been operated and administered in all material respects in accordance with its terms and applicable law, including but not limited to ERISA and the Code.

                  (f) Each Plan intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified, and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code. Each Plan intended to satisfy the requirements of Section 501(c)(9) has satisfied such requirements.

                  (g) No Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any Subsidiary for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan," or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

                  (h) No amounts payable under the Plans will fail to be deductible for federal income tax purposes by virtue of Section 162(a)(l), 162(m) or 280G of the Code.

                  (i) Other than as described in the Disclosure Schedule, the consummation of the Transactions will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

                  (j) There are no pending, threatened or anticipated claims by or on behalf of any Plan, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits).

                  Section 3.13  Tax Matters; Government Benefits.

                  (a) The Company and the Subsidiaries have (A) duly filed (or there has been filed on their behalf) with the appropriate Governmental Entities all Tax Returns (as defined in Section 3.13(i)) required to be filed by them on or prior to the date hereof, other than those Tax Returns the failure of which to file are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect, and such Tax Returns are true, correct and complete in all material respects, and (B) duly paid in full or made provision in accordance with generally accepted accounting principles (or there has been paid or provision has been made on their behalf) for the payment of all Taxes shown to be due on such Tax Returns.

                  (b) There is no audit, examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or the Subsidiaries, nor is the Company aware of any threatened action in this regard.

                  (c) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company or any of the Subsidiaries, and no power of attorney granted by either the Company or any of the Subsidiaries with respect to any Taxes is currently in force.

                  (d) Neither the Company nor any of the Subsidiaries has entered into a closing agreement or any other similar agreement with a taxing authority relating to Taxes of the Company or any of the Subsidiaries with respect to a taxable period for which the statute of limitations is still open.

                  (e) The Company and the Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes.

                  (f) Neither the Company nor any of the Subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes.

                  (g) Any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of the Company or any of its affiliates who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Plan currently in effect would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

                  (h) There are no liens relating to Taxes not yet due and payable.

                  (i) No consent under Section 341(f) of the Code has been filed with respect to the Company or any of the Subsidiaries.

                  (j) Neither the Company nor any of the Subsidiaries has any liability under Treasury Regulation Section 1.1502-6 for U.S. federal income Taxes of any Person other than the Company and the Subsidiaries.

                  (k) The Disclosure Schedule sets forth: (i) the federal income tax basis of the Company and each of its Subsidiaries in its assets, and (ii) the amounts of any net operating loss carryover, net capital loss carryover, investment credit or other business credit carryover, foreign tax credit carryover, charitable contribution carryover and minimum tax credit carryover of the Company and each of its Subsidiaries for federal income tax purposes as of the end of the last taxable year of each such entity, and such amounts are true, correct and complete in all material respects.

                  (l) Except as set forth in the Disclosure Schedule, since January 1, 1995, no ownership change has been reported by the Company on any information statement that the Company has filed pursuant to Treas. Reg. Sec. 1.382-2T(a)(2)(ii).

                  (m) As of January 31, 2001, the Company had a net operating loss carryover of approximately $14,100,000, which will begin to expire in 2006. Prior to the consummation of the Merger, approximately $5,900,000 of that loss carryover is available to offset future taxable income without limitations and approximately $8,200,000 of that loss carryover is limited due to prior ownership changes. Upon the consummation of the Merger an ownership change will have occurred and all of the Company's then existing net operating losses will qualify for use on a restricted or limited basis under Internal Revenue Code
Section 382.

                  Section 3.14 Title to Properties; Encumbrances. Other than as set forth in the Disclosure Schedule, each of the Company and the Subsidiaries has good and marketable title to all the real properties owned by it and good title to all its leasehold interests (except for any fixtures which would be deemed to constitute leasehold interests) and other properties and assets, as reflected in the Balance Sheet, except for properties and assets sold since the date of the Balance Sheet in the ordinary course of business consistent with past practice, free and clear of all mortgages, title defects or objections, liens, claims, charges, security interests or other Liens, except, with respect to all such properties and assets, (i) Liens disclosed in the SEC Reports and Liens incurred in the ordinary course of business in connection with the purchase of property and assets effected after the date of the Balance Sheet and
(ii) Liens for current Taxes not yet due. The Company has provided to the Purchaser a true and complete list of all real property leased by the Company or any Subsidiary (collectively, the "Leases"). All such Leases are in full force and effect and there are no existing defaults by the Company or any Subsidiary thereunder.

                  Section 3.15 Environmental Laws. The Company and the Subsidiaries are and have been in compliance with all applicable Environmental Laws. Other than as set forth in the Disclosure Schedule, the Company and the Subsidiaries have obtained all licenses, permits, certificates and other authorizations and approvals required by any applicable Environmental Law. The Company is not aware of any environmental condition with respect to any of its properties which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiaries has, and the Company has no knowledge of any other person who has, caused any release, threatened release or disposal of any Hazardous Material at any of their properties or facilities. The Company has no knowledge that any of its or the Subsidiaries' properties or facilities are adversely affected by any release, threatened release or disposal of a Hazardous Material originating or emanating from any other property. Neither the Company nor any of the Subsidiaries has manufactured, used, generated, stored, treated, transported, disposed of, arranged for the disposal of, released, or otherwise managed any Hazardous Material at their properties or facilities. Neither the Company nor any of the Subsidiaries (i) has any liability for response or corrective action, natural resources damage, or any other harm pursuant to any Environmental Law, (ii) is subject to, has notice or knowledge of, or is required to give any notice of any environmental claim or (iii) has knowledge of any condition or occurrence which could form the basis of an Environmental Claim against the Company, any Subsidiary or any of their properties or facilities. The Company and the Subsidiaries' properties and facilities are not subject to any, and the Company has no knowledge of any, imminent restriction on the ownership, occupancy, use or transferability of their properties and facilities arising from any Environmental Law or release, threatened release or disposal of any Hazardous Material. There are no conditions or circumstances at any of their properties and facilities that pose a risk to the environment or the health or safety of any Person.


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

                  Section 3.16 Intellectual Property. Either the Company or a Subsidiary owns, or is licensed or otherwise possesses legally enforceable rights to use the Company Intellectual Property, and the consummation of the Transactions will not alter or impair such ownership or rights to use in any material respect. To the knowledge of the Company after due inquiry, there are no oppositions, cancellations, invalidity proceedings, interferences or re-examination proceedings presently pending with respect to the Company Intellectual Property that, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect. To the Company's knowledge after due inquiry, the conduct of the business of the Company and the Company Intellectual Property do not infringe, conflict with or violate any Intellectual Property rights or any other proprietary right of any other Person, and neither the Company nor any Subsidiary has received any written notice from or is subject to any pending claim by any other Person challenging the right of the Company or any Subsidiary to use any material portion of the Company Intellectual Property. Neither the Company nor any Subsidiary has made any claim of a violation or infringement by others of its rights to or in connection with the Company Intellectual Property which is still pending.

                  Section 3.17 Compliance with Laws. Each of the Company and the Subsidiaries is in compliance with, has not violated and has not received any notice or claim (or had any action filed or commenced against it) alleging any violation of, any applicable law, rule or regulation of any Governmental Entity which affects the business, properties or assets of the Company and its Subsidiaries, and (ii) all licenses, permits, certificates and other authorizations and approvals required under such laws, rules and regulations have been duly obtained and are in full force and effect.

                  Section 3.18 Insurance. All material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Company and each Subsidiary are in full force and effect, without premiums past due or pending notice of cancellation, and provide adequate insurance coverage for the properties and assets of the Company and each Subsidiary and their respective businesses as presently being conducted. There are no pending claims by the Company or the Subsidiaries, singly or in the aggregate, under such policies in excess of $50,000, which in any event are not in excess of the limitations of coverage set forth in such policies. The Company and the Subsidiaries have taken all actions reasonably necessary to insure that their independent contractors obtain and maintain adequate insurance. To the Company's knowledge, the provision or reserves reflected in the Balance Sheet are adequate for all risks for which the Company or any of its Subsidiaries self-insures.

                  Section 3.19 Material Agreements. Neither the Company nor any Subsidiary (i) has any Material Agreements other than those filed as exhibits to Company SEC Documents filed prior to the date hereof, copies of which have previously been provided to the Purchaser, or (ii) is restricted by agreement from carrying on its business anywhere in the world.

                  Section 3.20 Labor Matters. Except to the extent set forth in the Company SEC Documents, neither the Company nor any Subsidiary is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement with a labor union or organization, nor is any such agreement presently being negotiated. Neither the Company nor any Subsidiary is bound by any consent decree with, or citation by, any governmental agency relating to employees or employment practices. To the Company's knowledge after due inquiry,
(i) there is no organizational effort or question concerning representation presently being made or threatened by or on behalf of any labor union with respect to presently non-unionized employees of the Company or the Subsidiaries,
(ii) the Company and all Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice, (iii) there is no unfair labor practice complaint against the Company or any Subsidiary pending before the National Labor Relations Board, (iv) there is no labor strike, dispute, walkout, slowdown, stoppage or lockout actually pending or threatened against or involving the Company or any Subsidiary, (v) no grievance nor any arbitration proceeding arising out of or under collective bargaining agreements is pending and, (vi) no collective bargaining agreement which is binding on the Company or any Subsidiary restricts any of them from relocating or closing any of their operations.

                  Section 3.21 Disclosure. The Proxy Statement at the date mailed to the Company's stockholders and at the time of the Special Meeting (i) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) will comply in all material respects with the provisions of applicable federal securities laws; provided, however, that no representation is made by the Company with respect to statements made therein based on information furnished by the Purchaser for inclusion in the Proxy Statement.

                  Section 3.22 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers', finder's, financial advisor's fee or other commission or similar fee in connection with any of the Transactions, other than the fees due to Janney Montgomery Scott LLC for its services in connection with the Transactions as set forth in the Disclosure Schedule.

                  Section 3.23 Disclaimer of Implied Representations and Warranties. Except for the representations and warranties given or made by the Company in this Agreement, or given or made in any other document, instrument or agreement executed by the Company pursuant to this Agreement, the Company hereby disclaims any and all implied representations and warranties with respect to the Company, the Shares, the Options and the Warrants.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER

                  The Purchaser represents and warrants to the Company that:

                  Section 4.1 Organization; Capitalization. The Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has full corporate power and authority to carry on its business as now being conducted and to own the properties and assets it now owns.

                  Section 4.2 Authorization; Validity of Agreement; Necessary Action. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the Transactions, have been duly authorized by the Board of Directors and the stockholders of the Purchaser and, except for any further action which may need to be taken by the Purchaser in connection with the Financing Arrangements, no other corporate action on the part of the Purchaser is necessary to authorize the execution and delivery by the Purchaser of this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by the Purchaser and, assuming due and valid authorization, execution and delivery thereof by the Company, is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                  Section 4.3  Consents and Approvals; No Violations.


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

                  (a) None of the execution, delivery or performance of this Agreement by the Purchaser, the consummation by the Purchaser of the Transactions or compliance by the Purchaser with any of the provisions of this Agreement will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Purchaser, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) or loss of any benefit under, or result in the creation of any Lien upon any of the properties or assets of the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule, regulation, permit or license applicable to the Purchaser or any of its properties or assets, except in the case of the foregoing clauses (ii) and (iii) such violations, breaches, defaults, losses of creations of Liens that, individually or in the aggregate, are not reasonably likely to impair the ability of the Purchaser to perform its obligations under this Agreement.

                  (b) None of the execution, delivery or performance of this Agreement by the Purchaser, the consummation by the Purchaser of the Transactions or compliance by the Purchaser with any of the provisions of this Agreement will require any filing or registration with, or permit, authorization, consent or approval of, or notice to any Governmental Entity, except for (A) any required filing of a premerger notification and report form by the Company under the HSR Act, (B) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the Transactions, (C) the approval of the Purchaser's stockholders, if required, as set forth in Section 4.2 hereof, (D) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (E) such filings, registrations, permits, authorizations, consents, approvals and notices as may be required in connection with the Financing Arrangements.

                  Section 4.4 Information in Proxy Statement. None of the information furnished by the Purchaser expressly for inclusion in the Proxy Statement will, on the date mailed to stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

                  Section 4.5 Purchaser's Operations. The Purchaser was formed solely for the purpose of engaging in the Transactions and has not engaged in any business activities or conducted any operations other than in connection with the Transactions.

                  Section 4.6 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or person is entitled or will be entitled to any brokers', finders', or financial advisor's fee or other commission or similar fee in connection with any of the Transactions.

                  Section. 4.7 Proxy Statement. As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC such preliminary proxy statement (the "Proxy Statement") as shall be necessary in order to seek a vote of its shareholders on the Transaction. Each party shall provide promptly to the other party all information concerning its (and its subsidiaries') business, financial condition and affairs as may be necessary or reasonably required in connection with the preparation or filing of the Proxy Statement and shall otherwise cooperate and cause its representatives to cooperate with the other party's representatives in the preparation and filing of such Proxy Statement. The Company and the Purchaser shall use all reasonable efforts to cause the Proxy Statement to be completed as soon as practicable and to distribute copies of the proxy statement to the stockholders of the Company. After the execution of this Agreement and prior to the mailing of the Proxy Statement, and thereafter until the Closing Date, the Company and Purchaser shall promptly advise each other of any facts which should be set forth in an amendment or supplement to the Proxy Statement.

                                    ARTICLE V

                                    COVENANTS

                  Section 5.1 Interim Operations of the Company. The Company covenants and agrees that during the period from the date of this Agreement to the Effective Time, except (i) as expressly contemplated by this Agreement, (ii) as set forth in the Disclosure Schedule, or (iii) as agreed in writing by the Purchaser after the date hereof, the Company shall, and shall cause each of its Subsidiaries to, conduct its businesses only in the usual, regular and ordinary course and substantially in the same manner as heretofore conducted, use its reasonable best efforts to (A) preserve its business organization intact, (B) keep available the services of its current officers and employees, and (C) maintain its existing relations with customers, suppliers, creditors, business partners and others having business dealings with it, to the end that the goodwill and ongoing business of each of them shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, and subject to exceptions set forth in clauses (i) through (iii) above, during the period from the date of this Agreement to the Effective Time the Company shall not and shall not permit any Subsidiary to:

                  (a) (i) amend or propose to amend its Certificate of Incorporation or By-Laws or similar organizational documents (other than in the case of any Wholly-Owned Company Subsidiary), (ii) except as required for issuances of any class or series of its capital stock by any directly or indirectly Wholly-Owned Company Subsidiary to its parent in the ordinary course of business consistent with past practice, issue, sell, grant, transfer, or subject to any Lien any shares of any class or series of its capital stock or Voting Debt, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock or any Voting Debt, or any stock or phantom appreciation rights or performance share awards or other rights to receive Shares other than (x) the issuance of Shares reserved for issuance on the date hereof pursuant to the exercise in accordance with their present terms of (A) Options and (B) Warrants, in each case to the extent outstanding on the date hereof and (y) the issuance of Shares in accordance with past practice pursuant to the terms of the Company's stock option plan as in effect on the date of this Agreement, (iii) declare, set aside or pay any dividend or make any other actual, constructive or deemed distribution payable in cash, stock or property with respect to any shares of any class or series of its capital stock, other than the declaration, setting aside or payment of cash dividends from any Wholly-Owned Company Subsidiary to its parent consistent with past practice,
(iv) split, combine or reclassify any shares of any class or series of its stock or (v) redeem, purchase or otherwise acquire directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares;

                  (b) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Subsidiary (other than the Merger);

                  (c) (i) incur or assume any long-term debt or incur or assume any short-term indebtedness, (ii) modify the terms of any indebtedness or other liability, other than under its existing line of credit and modifications of short term debt in the ordinary course of business consistent with past practice, (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, the Company or any of its directly or indirectly Wholly-Owned Company Subsidiaries, enter into any "keep well" or other agreement to maintain any financial condition of another Person or enter into any arrangement having the economic effect of any of the foregoing or (iv) make any loans, advances or capital contributions to, or investments in, any other Person (other than inter-company indebtedness between the Company and any of its Wholly-Owned Company Subsidiaries or between such Subsidiaries);

                  (d) (i) make or agree to make any capital expenditures in excess of five (5%) over the prior fiscal year, (ii) enter into any agreement that would be a Material Agreement had such agreement been entered into prior to the date hereof, (iii) modify, amend or terminate any of its material contracts or waive, release or assign any material rights or claims or (iv) enter into any agreement, understanding or commitment that restrains, limits or impedes the Company's or any of its Subsidiaries' ability to compete with or conduct any business or line of business, including, but not limited to, geographic limitations on the Company's or any of its Subsidiaries' activities;

                  (e) (i) enter into any collective bargaining agreement, (ii) increase by greater than five (5%) over the prior fiscal year the compensation, including bonuses, payable or to become payable to any of its officers (i.e. vice presidents and above) or directors, (iii) enter into or amend any employment, severance, retention, consulting, termination or other agreement with, or grant any additional retention, severance or termination pay to, any of its officers, directors or employees, (iv) adopt any plan, arrangement or policy which would become a Plan if such adoption would create or increase any liability or obligation on the part of the Company or any Subsidiary or, except as required by law, amend any Plan, (v) amend the terms of any Option, (vi) change the manner in which contributions to any pension or retirement plan are made or the basis on which such contributions are determined (including actuarial assumptions used to calculate funding obligations) or (vii) make any loans to any of its officers, directors, employees, Affiliates, agents or consultants or any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons pursuant to an employee benefit plan or otherwise;

                  (f) acquire or enter into any agreement or transaction relating to the acquisition, by merger, consolidation with or the purchase of a substantial portion of the assets of, or by any other manner, any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof;

                  (g) transfer, lease (as lessor), license (as licensor), sell, dispose of or subject to any Lien (including securitization) any assets, except in the ordinary course of business; or

                  (h) pay, repurchase, discharge or satisfy any of its claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, of claims, liabilities or obligations reflected or disclosed in the Balance Sheet (or the notes thereto) or incurred since the Balance Sheet Date;

                  (i) permit any insurance policy naming it as a beneficiary or a loss payee to be cancelled or terminated without notice to Purchaser;

                  (j) (i) change any of the accounting methods used by it unless required by GAAP or (ii) make any material tax election or change any material tax election already made, adopt any material tax accounting method, change any material tax method unless required by GAAP or any governmental authority or regulation, enter into any closing agreement or settle or compromise any material Tax claim or assessment or waive the statute of limitations in respect of any such material Tax claim or assessment;

                  (k) take, or agree to commit to take, any action which it believes when taken would cause any representation or warranty of the Company contained herein that is qualified as to materiality from being untrue or inaccurate in any respect or any such representation or warranty that is not so qualified from being untrue or inaccurate in any material respect or that would materially impair the ability of the Company to consummate the Merger in accordance with the terms of this Agreement or materially delay such consummation; and

                  (l) enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize, recommend, propose or announce an intention to do any of the foregoing.

                  Section 5.2  No Solicitation of Competing Transaction.

                  (a) Neither the Company nor any Subsidiary or Affiliate of the Company shall (and the Company shall not authorize or permit the officers, directors, employees, representatives and agents of the Company, each Company Subsidiary and each Affiliate of the Company, including, but not limited to, investment bankers, attorneys and accountants, to), directly or indirectly through any other Person, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action designed to facilitate any Acquisition Proposal, or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person or group in connection with any Acquisition Proposal, or (ii) participate in or initiate discussions or negotiations concerning any Acquisition Proposal; provided, however, that nothing contained in this Section 5.2 or any other provision hereof shall prohibit the Company or the Company's Board of Directors from (A) taking and disclosing to the Company's stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act, or (B) making such disclosure to the Company's stockholders as, in the good faith judgment of the Company's Board of Directors, after receiving advice from outside counsel, is required under applicable law, provided that the Company may not, except as permitted by Section 5.2(b), withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend any Acquisition Proposal, or enter into any letter of intent, agreement in principle or agreement concerning any Acquisition Proposal. Upon execution of this Agreement, the Company will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Notwithstanding the foregoing, prior to the date of the Special Meeting the Company may furnish information concerning its business, properties or assets to any Person or group pursuant to customary confidentiality agreements, and may negotiate and participate in discussions and negotiations with such Person or group concerning a Superior Proposal if: (x) such Person or group has, on an unsolicited basis (and otherwise in the absence of a breach by the Company of the provisions of this Section 5.2(a)), submitted a bona fide written proposal to the Company's Board of Directors relating to any such Superior Proposal which the Company's Board of Directors determines in good faith represents a superior transaction to the Merger and, in the good faith judgement of the Company's Board of Directors, after receipt of advice from the Company's financial advisors, for which financing is committed or which such entity or group has the financial capacity to consummate, and (y) in the good faith judgement of the Company's Board of Directors such action is required to discharge the fiduciary duties of Company's Board of Directors to the Company's stockholders under applicable law, determined only after receipt of (i) a written opinion from the Company's investment banking firm that the Superior Proposal is superior, from a financial point of view, to the Merger, and (ii) the legal advice of independent legal counsel to the Company that the failure to provide such information or access or to engage in such discussions or negotiations would cause the Company's Board of Directors to violate its fiduciary duties to the Company's stockholders under applicable law.

                           The Company will immediately notify the Purchaser of
the existence of any request for information, proposal, discussion, negotiation or inquiry received by the Company, and the Company will immediately communicate to the Purchaser the terms of any proposal, discussion, negotiation or inquiry which it may receive (and will immediately provide to the Purchaser copies of any written materials received by the Company in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry or engaging in such discussion or negotiation. The Company will keep the Purchaser informed of the status and details (including amendments or proposed amendments) of any such request or Acquisition Proposal. The Company will promptly provide to the Purchaser any non-public information concerning the Company provided to any other party which was not previously provided to the Purchaser.

                  (b) Except as set forth below in this subsection (b), neither the Company's Board of Directors nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Purchaser, the approval or recommendation by the Company's Board of Directors or any such committee this Agreement or the Merger, (ii) approve or recommend or propose to approve or recommend, any Acquisition Proposal or (iii) cause the Company (or any Subsidiary) to enter into any letter of intent, agreement in principle or agreement with respect to any Acquisition Proposal. Notwithstanding the foregoing, the Company's Board of Directors, in response to a Superior Proposal which was not solicited by the Company and which did not otherwise result from a breach of Section 5.2(a), may terminate this Agreement in order to enter into a letter of intent, agreement in principle or agreement with respect to a Superior Proposal, but only at a time that is prior to the date of the Special Meeting and is after the fifth (5th) business day following the Purchaser's receipt of written notice from the Company advising the Purchaser that the Company's Board of Directors has received a Superior Proposal which it intends to accept, specifying the material terms and conditions of such Superior Proposal, identifying the person making such Superior Proposal; provided, however, that prior to such termination the Company shall have caused its financial and legal advisors to negotiate with the Purchaser; and, provided, further, however, that prior to such termination the Purchaser has not made an offer that the Company's Board of Directors determines in good faith after consulting with its financial advisors is at least as favorable to the stockholders of the Company as the Superior Proposal which the Company proposes to accept.

                  Section 5.3  Stockholders' Meeting.

                  (a) The Company, acting through its Board of Directors, shall, in accordance with applicable law, as promptly as practicable following the execution of this Agreement:

                           (i) duly call, give notice of, convene and hold a
special meeting of its stockholders for the purpose of considering and taking action upon the approval of the Merger and the adoption of this Agreement (the "Special Meeting");

                           (ii) prepare and file with the SEC a preliminary form
of the Proxy Statement relating to the Merger and this Agreement (which Proxy Statement shall include all information concerning the Company and the Purchaser required to be set forth therein pursuant to the Exchange Act) and use its best efforts to obtain and furnish the information required by the SEC to be included in the Proxy Statement and, after consultation with the Purchaser, to respond promptly to any comments made by the SEC with respect to the preliminary proxy;

                           (iii) file a definitive form of the Proxy Statement
reflecting compliance with comments and requests of the SEC in accordance with the Exchange Act as the Company and the Purchaser shall deem appropriate;

                           (iv) cause a definitive Proxy Statement, including
any amendment or supplement thereto to be mailed to its stockholders, provided that no amendment or supplement to such Proxy Statement will be made by the Company without consultation with the Purchaser and its counsel and shall include therein (A) the recommendation of the Company's Board of Directors that stockholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement, except as may be otherwise required for Company's Board of Directors to comply with its fiduciary duties to stockholders imposed by law as advised by independent legal counsel, and (B) the Fairness Opinion;

                           (v) use all reasonable efforts to solicit from its
stockholders proxies in favor of the Merger and shall take all other action necessary or, in the reasonable opinion of the Purchaser, advisable to secure any vote of its stockholders required under the DGCL and its Certificate of Incorporation and By-Laws to effect the Merger.

                  (b) The Purchaser will provide the Company with the information concerning the Purchaser and its Affiliates required by the Exchange Act to be included in the Proxy Statement.

                  (c) Each of the Company and the Purchaser shall consult and confer with the other and the other's counsel regarding the Proxy Statement and each shall have the opportunity to comment on such Proxy Statement and any amendments and supplements thereto before the Proxy Statement, and any amendments or supplements thereto, are filed with the SEC or mailed to Company stockholders. Each of the Company and the Purchaser will provide to the other copies of all correspondence between it (or its advisors) and the SEC relating to the Proxy Statement. The Company and the Purchaser agree that all telephonic calls and meetings with the SEC regarding the Proxy Statement and the Transactions shall include representatives of each of the Company and the Purchaser.

                  (d) The Purchaser shall vote, or cause to be voted, all Shares owned by the Purchaser in favor of the approval of the Merger and the approval and adoption of this Agreement.

                  Section 5.4 Access to Information. The Company shall (and shall cause each Subsidiary to) afford to the officers, employees, accountants, counsel, financing sources and other representatives of the Purchaser, full access during the period prior to the Effective Time, to all of its officers, employees, accountants, properties, offices and other facilities, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the Purchaser
(a) a copy of each report, schedule, and other document filed or received by it during such period pursuant to the requirements of federal securities laws and
(b) all other information concerning its business, properties and personnel as the Purchaser may reasonably request. Access shall include the right to conduct such environmental studies as the Purchaser, in its discretion, shall deem appropriate. The rights and obligations of the Purchaser hereunder, whether based on the Company's representations, warranties, covenants and obligations or any facts or circumstances applicable to the conditions to the Purchaser's obligations hereunder, will not be affected by any investigation conducted by the Purchaser or any knowledge acquired (or capable of being acquired) by the Purchaser at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation, or the existence or non-existence of any applicable fact or circumstance.

                  Section 5.5  All Reasonable Efforts.

                  (a) Subject to the terms and conditions of this Agreement, the Purchaser and the Company agree to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to any applicable laws) to consummate and make effective the Merger and the other Transactions as promptly as practicable following the execution hereof, including the taking of all actions necessary to obtain all approvals, consents, orders, exemptions or waivers of or by any third party.

                  (b) Subject to the terms and conditions of this Agreement and to any applicable laws, the parties hereto shall:

                           (i) as promptly as practical after the execution of
this Agreement, (A) file any required notification with respect to the Merger and the other Transactions with any other Governmental Entity and (B) thereafter promptly respond to all inquiries or requests for information or documents received from any Governmental Entity;

                           (ii) in connection with the Merger and other
Transactions, (A) consult with each of the parties with respect to all filings to be made by any party to a Governmental Entity and any information which may be supplied by any party to a Governmental Entity; (B) promptly make any required submissions under the HSR Act other than those referred to in clause
(i) above and promptly respond to all inquiries or requests received from the FTC or the Department of Justice for additional information or documents; (C) excluding information and materials which are subject to attorney client privilege or are otherwise deemed by the Purchaser to be materials which are not relevant for the Company's review, provide information to the other party which information would be considered reasonably necessary to accomplish any filings and, upon request, provide copies of any filings; and (D) promptly inform the other parties of any communication from a Governmental Entity with respect to the Merger or Transactions and, where practical, permit the other party to review in advance any proposed communication to a Governmental Entity;

                           (iii) prior to any meeting with any Governmental
Entity in respect of any filings, investigation or other inquiry, consult with the other parties and, to the extent permitted by such Governmental Entity, give the other parties the opportunity to attend and participate, in each case to the extent practicable;

                           (iv) to the extent that transfers, amendments or
modifications of permits or licenses granted by Government Entities (including environmental permits) are required as a result of the execution of this Agreement or consummation of any of the Transactions, use all reasonable efforts to effect such transfers, amendments or modifications;

                           (v) not take any action after the date hereof that
would reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any Governmental Entity necessary to be obtained prior to Closing; and

                           (vi) subject to the limitations set forth in Section
5.5(c) hereof, use all reasonable efforts (and cooperate amongst themselves with respect thereto) to contest and resist any action by any third party or Governmental Entity, whether by legislative, administrative or judicial action, that challenges or seeks to prevent or prohibit the consummation of the Merger or any other Transaction. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to require the Purchaser to commence any litigation against any entity in order to facilitate the consummation of any of the Transactions.

                  (c) Subject to the last sentence of Section 5.5(b)(vii), each of the parties shall use their reasonable efforts to (i) avoid the entry of, or to have vacated or terminated, any decree, order, or judgment that would restrain or delay the Closing including defending through litigation a motion for preliminary injunction asserted in any court by any third party and (ii) take all steps necessary to avoid or eliminate any impediment under any antitrust, competition, or trade regulation law that may be asserted by any Governmental Entity with respect to the Merger or any other Transaction so as to enable the Closing to occur as soon as reasonably possible, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such assets or businesses of the Company (or any of the Subsidiaries) or otherwise take or commit to take any actions that may be required in order to avoid the entry of, or to effect the dissolution of any injunction, temporary restraining order, or other order in any suit or proceeding which would otherwise have the effect of preventing or delaying the Closing.

                  (d) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.5 shall limit a party's right to terminate this Agreement pursuant to Section 7.1 so long as such party has up to then complied with its obligations under this Section 5.5.

                  Section 5.6 Financing. The Purchaser shall use all reasonable efforts to obtain debt and equity financing arrangements necessary for the consummation of the Merger (the "Financing Arrangements"). The Company shall fully cooperate with and assist the Purchaser in all reasonable respects in an effort to obtain the financing called for in the Financing Arrangements and shall take or cause to be taken all appropriate action in furtherance of such cooperation and assistance, including the preparation of any certificates or disclosure documents requested by the Purchaser in order to facilitate consummation of the financing. The obligations set forth in this Section 5.6 shall not be construed to benefit or confer any rights upon any person other than the parties hereto.

                  Section 5.7 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release acceptable to the Purchaser and the Company. Thereafter, until the Effective Time, or the date the Transactions are terminated or abandoned pursuant to Article VII, neither the Company, the Purchaser nor any of their respective Affiliates shall issue or cause the publication of any press release or otherwise make any public announcement with respect to the Merger, this Agreement or the other Transactions without prior consultation with and review by the other party, except as may be required by law or by any listing agreement with a national securities exchange or trading market, in which case such party shall use its best efforts prior to any such publication or announcement to consult with, and afford the opportunity to review to, the other parties.

                  Section 5.8 Notification of Certain Matters. The Company shall give prompt notice to the Purchaser of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of the Company, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.8 shall not limit or otherwise affect the remedies available hereunder to the Purchaser.

                  Section 5.9 Employee Matters. The Purchaser agrees that during the period effective as of the Effective Time until December 31, 2001, the Surviving Company and its Subsidiaries and successors shall provide the Retained Employees with employee plans and programs which provide benefits that are no less favorable in the aggregate to those provided to such Retained Employees immediately prior to the date hereof. With respect to such benefits, service accrued by such Retained Employees during employment with the Company and its Subsidiaries prior to the Effective Time shall be recognized for all purposes, except to the extent necessary to prevent duplication of benefits. Effective January 1, 2002, or earlier at the Purchaser's election, the Purchaser shall provide to the Retained

Employees employee benefits pursuant to employee benefit plans and programs maintained by the Purchaser providing coverage and benefits which are no less favorable than those provided to employees of the Purchaser in positions comparable to positions held by the Retained Employees.

                  Section 5.10 State Takeover Laws. If any state takeover statute becomes or is deemed to become applicable to the Agreement, the Merger or any other Transactions, the Company shall use its best efforts to render such statute inapplicable to all of the foregoing.

                  Section 5.11 Deposits by Purchaser. The Purchaser has previously deposited into an escrow account the amount of $250,000 and, upon the execution of this Agreement, the Purchaser shall deposit an additional $250,000 into such escrow account (collectively, the "Deposits"), which Deposits shall be disbursed upon termination of this Agreement in the manner set forth either in
Section 7.2(b) or 7.2(c) hereof.

                  Section 5.12 Affiliate Stockholder Agreements. Simultaneous with the execution hereof, certain stockholders of the Company listed in the Disclosure Schedule (collectively, the "Affiliate Stockholders") will execute and deliver to the Purchaser irrevocable proxies in substantially the form attached hereto as Exhibit C authorizing the Purchaser to vote all shares of Common Stock held by such stockholders in favor of the Merger. So long as the Voting Agreement attached hereto as Exhibit C has not been terminated, Purchaser agrees to vote all shares of Common Stock it or any of its affiliated stockholders owns and those of the Affiliate Stockholders it has the right to vote pursuant to the terms of the proxies executed and delivered by such stockholders in favor of the Merger.


                                   ARTICLE VI

                                   CONDITIONS

                  Section 6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by the Company or the Purchaser, as the case may be, to the extent permitted by applicable law:

                  (a) The Stockholder Approval shall have been obtained in accordance with the DGCL and the Company's Certificate of Incorporation and By-Laws.

                  (b) No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity and no injunction, temporary restraining order, writ or order of any nature of a court of competent jurisdiction shall be in effect enjoining, restraining or otherwise precluding consummation of the Merger.

                  (c) Any applicable waiting period applicable to consummation of the Merger under the HSR Act shall have expired or been terminated and no action by the Department of Justice or FTC challenging or seeking to enjoin the consummation of this transaction shall have been instituted and be pending.

                  (d) The Company shall have received the opinion of Janney Montgomery Scott LLC, dated as of the date of the Proxy Statement (the "Fairness Opinion"), to the effect that, as of such date, the Merger Consideration to be received by the holders of the Shares is fair to the holders of the Shares from a financial point of view and the Fairness Opinion shall not have been withdrawn, revoked or annulled or adversely modified in any material respect.

                  Section 6.2 Conditions to the Obligations of the Company to Effect the Merger. The obligations of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by the Company to the extent permitted by applicable law:

                  (a) Each of the representations and warranties of the Purchaser set forth in this Agreement (without giving effect to any limitation as to "materiality", "material" or "Material Adverse Effect" set forth therein) shall be true and correct as of the date of this Agreement and (except those representations and warranties that address matters only as of a particular date which need be true and accurate as of such date) as of immediately before the Effective Time to the extent that the cumulative effect of all such failures to be so true and correct are not reasonably likely to have a material adverse effect on the Purchaser and its subsidiaries, taken as a whole and the Company shall have received a certificate of an executive officer of the Purchaser, dated as of the Closing Date, to such effect.

                  (b) The Company shall have received, at or prior to the Closing, certified resolutions duly adopted by the Board of Directors of the Purchaser approving the Merger, the execution and delivery of this Agreement and all other necessary corporate action to enable the Purchaser to comply with the terms of this Agreement.

                  (c) The Purchaser shall have performed and complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing and the Company shall have received a certificate of an executive officer of Purchaser, dated as of the Closing Date, to such effect.

                  Section 6.3 Conditions to the Obligations of the Purchaser to Effect the Merger. The obligations of the Purchaser to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by the Purchaser to the extent permitted by applicable law:

                  (a) Each of the representations and warranties of the Company set forth in this Agreement (without giving effect to any limitation as to "materiality", "material" or "Material Adverse Effect" set forth therein) shall be true and correct as of the date of this Agreement and (except those representations and warranties that address matters only as of a particular date which need be true and accurate as of such date) as of immediately before the Effective Time to the extent that the cumulative effect of all such failures to be so true and correct are not reasonably likely to have a Material Adverse Effect and the Purchaser shall have received a certificate of an executive officer of the Company, dated as of the Closing Date, to such effect.

                  (b) The Company shall have performed and complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing and the Purchaser shall have received a certificate of an executive officer of the Company, dated as of the Closing Date, to such effect.

                  (c) The Purchaser shall have received, at or prior to the Closing, certified resolutions duly adopted by the Board of Directors of the Company approving the Merger, the execution and delivery of this Agreement and all other necessary corporate action to enable the Company to comply with the terms of this Agreement.

                  (d) There shall not have occurred any Material Adverse Effect (or any development that, insofar as reasonably can be foreseen, is reasonably likely to have a Material Adverse Effect) since the end of the most recently completed fiscal year of the Company.

                  (e) All Governmental Approvals required in connection with consummation of the Transactions shall have been obtained, been filed or have occurred, other than Governmental Approvals the failure of which to obtain, make or occur, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect; provided, however, that a Governmental Approval shall not be deemed to have been obtained if in connection with the grant thereof there shall have been an imposition by any Governmental Entity of any condition, requirement or restriction, or any other action directly or indirectly related to such grant taken by such Governmental Entity, that (i) imposes any limitations on the Purchaser's ownership or operation (or that of any of their respective Subsidiaries or Affiliates) of any portion of their or the Company's businesses or assets, or seeks to compel the Purchaser to dispose of or hold separate any portion of the business or assets of the Company or the Purchaser and their respective Subsidiaries, or (ii) is reasonably likely to have a Material Adverse Effect or a material adverse effect on the Purchaser.

                  (f) The proceeds of the Financing Arrangements shall have been obtained by the Purchaser.

                  (g) The total number of Dissenting Shares shall not exceed 5% of the outstanding shares of Company Common Stock at the Effective Time.

                  (h) J.C. Penney shall have entered into or otherwise agreed to renew its contract with the Company for a period of at least five (5) years, and J.C. Penney shall have consented or agreed to consent to the Transactions in writing.

                  (i) Hudson's Bay shall have confirmed in writing its oral consent to the Merger for the purposes of its license agreement with the Company.


                                   ARTICLE VII

                                   TERMINATION

                  Section 7.1 Termination. The Transactions may be terminated or abandoned at any time prior to the Effective Time:

                  (a) By the mutual written consent of the Purchaser and the Company;

                  (b) By either of the Company or the Purchaser:

                           (i) if the Merger has not been consummated on or
prior to November 30, 2001; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to any party whose material breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before such date;

                           (ii) if the stockholders of the Company fail to
approve the Merger and adopt this Agreement at the Special Meeting (including any postponement or adjournment thereof); or

                           (iii) if any Governmental Entity shall have issued an
order, decree or ruling or taken any other action which temporarily, preliminarily or permanently restrains, enjoins or otherwise prohibits the Merger; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(iii) shall have complied with its obligations under Section 5.5(a) hereof.

                  (c) By the Company:

                           (i) in connection with entering into a definitive
agreement as permitted by Section 5.2(b) hereof, provided the Company has complied with all provisions thereof, including the notice provisions therein, and with the applicable requirements of Section 7.2(d) hereof, including the payment to the Purchaser of the Termination Fee;

                           (ii) if the Purchaser shall have breached in any
material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice by the Company to the Purchaser;

                           or

                  (d) By the Purchaser:

                           (i) if, the Company's Board of Directors shall have
(x) failed to make, withdrawn, modified or changed in a manner adverse to the Purchaser its approval or recommendation of this Agreement or the Merger, (y) shall have made any recommendation with respect to an Acquisition Proposal other than a recommendation to reject such Acquisition Proposal or (z) shall have executed a letter of intent, agreement in principle or definitive agreement relating to an Acquisition Proposal with a Person other than the Purchaser or its Affiliates; or

                           (ii) if the Company shall have breached in any
material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice by the Purchaser to the Company.

                  Section 7.2  Effect of Termination.

                  (a) In the event of the termination of this Agreement by any party hereto pursuant to the terms of this Agreement, (i) written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination of the Transactions is made, (ii) this Agreement shall be void and of no further force and effect, except that this
Section 7.2 and Article IX hereof shall survive any termination of this Agreement, and (iii) there shall be no liability on the part of the Purchaser or the Company, except for breach of this Agreement prior to such termination and except as set forth in Section 7.2(c) below.

                  (b) Upon the termination of this Agreement, the Deposits (as defined in Section 5.11) shall be paid to the Purchaser; provided, however, that the Deposits shall be paid to the Company if and only if:

                           (i) this Agreement is terminated (A) by the Company
pursuant to the terms of Section 7.1(c)(ii) hereof, or (B) by either the Company or the Purchaser after the date specified in Section 7.1(b)(i) solely as a result of the failure of the Purchaser to satisfy the condition to Closing set forth in Section 6.3(f) above (and not the failure of the satisfaction of any other condition to Closing); and

                           (ii) at the time of such termination, the Purchaser
is not then otherwise entitled to terminate this Agreement pursuant to the provisions of Section 7.1(d) hereof.

                  (c) If:

                           (i) either the Company or the Purchaser terminates
this Agreement pursuant to Section 7.1(b)(i) or Section 7.1(b)(ii) hereof and prior to such termination (x) there shall have been publicly announced another Acquisition Proposal or (y) any Person other than the Purchaser or any of their Affiliates shall have acquired at least fifteen percent (15%) of the outstanding Shares and, in any such case, any Acquisition Proposal shall be consummated within twelve (12) months of such termination (provided that for purposes of this Section 7.2(b)(i) hereof the term "Acquisition Proposal" shall have the meaning assigned to such term in the definition contained in Appendix A hereof except that the references to "15%" in such definition shall be deemed to be references to "35%");

                           (ii) the Company terminates this Agreement pursuant
to Section 7.1(c)(i) hereof; or

                           (iii) the Purchaser terminates this Agreement
pursuant to Section 7.1(d)(i) hereof;

then the Company shall pay to the Purchaser an amount equal to the Termination Fee. The Termination Fee shall be paid in same day funds (x) no later then the date of such termination, in the case of clauses (ii) and (iii) immediately above and (y) no later than the date on which the Acquisition Proposal referred to in clause (i) immediately above is consummated, in the case of clause (i) immediately above. In the event that the Company fails promptly to pay the amount due pursuant to this Section 7.2(c), and, in order to obtain such payment, the Purchaser commences a suit which results in a judgment against the Company, the Company shall pay to the Purchaser its costs and expenses (including attorneys' fees, costs and expenses) in connection with such suit, together with interest, compounded annually, on the amount of the Termination Fee at the prime rate of Citibank, N.A., or its successor, in effect on the date such payment was required to be made.
                                  ARTICLE VIII

                             RULES OF INTERPRETATION

                  Section 8.1  Rules of Interpretation.

                  (a) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

                  (b) Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

                  (c) The words "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

                  (d) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

                  (e) A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

                  (f) A reference to any legislation or to any provision of any legislation shall include any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

                  (g) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.1 Fees and Expenses. (a) Except as set forth in
Section 7.2, all costs and expenses incurred in connection with this Agreement and the consummation of the Transactions shall be paid by the party incurring such expenses.

                  Section 9.2 Amendment and Modification. Subject to applicable law and Section 1.3, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the stockholders of the Company contemplated hereby, by written agreement of the parties hereto, by action taken by their respective boards of directors, at any time prior to the Closing Date with respect to any of the terms contained herein; provided, however, that after the approval of this Agreement by the stockholders of the Company, no such amendment, modification or supplement shall reduce the amount or change the form of the Merger Consideration.

                  Section 9.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to the Purchaser, to:

                           NOROB Group, Inc.
                           P.O. Box 1440
                           Cherry Hill, NJ  08034-0058
                           Attention:  George E. Norcross, III
                           Telephone No.:  (856) 424-4265

                           Telecopy No.:    (856) 424-4713

                           with a copy to:

                           Ballard Spahr Andrews & Ingersoll, LLP
                           1735 Market Street
                           51st Floor
                           Philadelphia, PA 19103
                           Attention:  Gerald J. Guarcini, Esq.
                           Telephone No.:  (215) 864-8625
                           Telecopy No.:  (215) 864-8999

                           if to the Company, to:

                           U.S. Vision, Inc.
                           1 Harmon Drive
                           Glen Oaks Industrial Park
                           Glendora, New Jersey 08029
                           Attention:  William A. Schwartz, Jr.
                           Telephone No.:  (856) 228-1000
                           Telecopy No.:    (856) 232-1848


                           with a copy to:

                           Sayles, Lidji & Werbner
                           4400 Renaissance Tower
                           1201 Elm Street
                           Dallas, Texas 75270
                           Attention:  Brian M. Lidji, Esq.
                           Telephone No.:  (214) 939-8700
                           Telecopy No.:  (214) 939-8787

                  Section 9.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party.

                  Section 9.5 Entire Agreement; No Third Party Beneficiaries. This Agreement, (including the documents and the instruments referred to herein): constitutes the entire agreement and supersedes all prior agreements, understandings representations and warranties, both written and oral, among the parties with respect to the subject matter hereof, including without limitation those certain letter agreements among the Company, an affiliate of the Purchaser and certain of the Stockholders of the Company dated December 27, 2000 and May 4, 2001, respectively.

                  Section 9.6 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                  Section 9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

                  Section 9.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the Transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the Transactions contemplated by this Agreement in any court other than a Federal or state court sitting in the State of Delaware.

                  Section 9.9 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso to Section 9.2, waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                  Section 9.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any company or entity which is at least 90% owned by the Purchaser, directly or indirectly, but no such assignment shall release or discharge NOROB Group, Inc. from any liabilities or obligations under this Agreement it may have as the original Purchaser. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                      NOROB GROUP, INC.


                                      By:      __/s/____________________
                                      Name:    ________________________
                                      Title:   ________________________


                                      U.S. VISION, INC.


                                      By:      ____/s/__________________
                                      Name:    William A. Schwartz, Jr.
                                      Title:   President

Execution Copy


                                   APPENDIX A


                                   DEFINITIONS

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

                  "Acquisition Proposal" shall mean any inquiry, proposal or offer from any Person relating to any direct or indirect acquisition or purchase of a business that constitutes 15% or more of the net revenues, net income or the assets of the Company and its Subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company or any of its Subsidiaries, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of any class of equity securities of the Company or any of its Subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement.

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

                  "Affiliate Stockholder" shall have the meaning set forth in
Section 5.12 of the Agreement.

                  "Associate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

                  "Balance Sheet" shall mean the balance sheet of the Company and its consolidated subsidiaries included in the Company's Form 10-K filed for the period ended January 31, 2001.

                  "Balance Sheet Date" shall mean the date of the Balance Sheet.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York City, New York are authorized or required by law or executive order to remain closed.

                  "Closing Date" shall mean the closing date referred to in
Section 1.3 of the Agreement.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company Agreement" shall mean any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any Subsidiary is a party or by which any of them or any of their properties or assets may be bound.

                  "Company Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                  "Company Intellectual Property" shall mean all Intellectual Property that is currently used in the business of the Company or any Subsidiary or that is necessary to conduct the business of the Company and its Subsidiaries as presently conducted or as currently proposed to be conducted.

                  "Company SEC Documents" shall mean each form, report, schedule, statement and other document required to be filed by the Company since January 31, 1998, under the Exchange Act or the

Securities Act, including any amendment to such document, whether or not such amendment is required to be so filed, including any such as are filed after the date of the Agreement.

                  "Company's knowledge" or "best knowledge of the Company" shall mean the knowledge of the directors and officers of the Company after reasonable inquiry.

                  "Converted Shares" shall mean the shares of Purchaser Common Stock owned of record and beneficially by the stockholders of the Purchaser.

                  "Department of Justice " shall mean the Antitrust Division of the U.S. Department of Justice.

                  "Disclosure Schedule" shall mean the disclosure schedule prepared and signed by the Company and attached to the Agreement as Exhibit B.

                  "Dissenting Shares" shall mean any Shares as to which the holder thereof has demanded payment with respect to the Merger and perfected his or her entitlement to dissenters' rights in accordance with the applicable provisions of the DGCL and as of the Effective Time has neither effectively withdrawn nor lost (through failure to perfect or otherwise) his right to such appraisal.

                  "Effective Time" shall mean the date on which the Certificate of Merger referred to in Section 1.2 is duly filed with the Secretary of State of the State of Delaware or such other time as is agreed upon by the parties and specified in such Certificate of Merger.

                  "Environmental Claim" shall mean any claim, action, investigation or notice by any person or entity alleging potential liability for investigatory, cleanup or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to
(i) the presence, or release into the environment, of any Hazardous Material at any location owned or operated by the Company or any Company Subsidiary, now or in the past, or (ii) any violation, or alleged violation, of any Environmental Law.

                  "Environmental Law" shall mean each federal, state, local and foreign law and regulation pertaining to: (i) the protection of health, safety and the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water and ground water); and includes, without limitation, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder and the Solid Waste Disposal Act, as amended, 42 U.S.C. Section 6901 et seq.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" shall mean any trade or business, whether or not incorporated, that together with the Company would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

                  "Fairness Opinion" shall have the meaning set forth in Section
3.23 of the Agreement.

                  "Financial Statements" shall mean the financial statements of the Company included in the Company SEC Documents.

                  "Financing Arrangements" shall have the meaning set forth in
Section 5.6 of the Agreement.

                  "FTC" shall mean the U.S. Federal Trade Commission.

                  "GAAP" shall mean United States generally accepted accounting principles consistently applied.

                  "Governmental Approvals" shall mean any consents, approvals, permits, authorizations, confirmations and actions of, filings or registrations with or notices to any Governmental Entity under any applicable laws, statutes, rules, regulations, orders, decrees, administrative or judicial directives.

                  "Governmental Entity" shall mean any U.S. or foreign federal, state or local court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency or non-governmental self-regulatory agency, authority or commission.

                  "Hazardous Material" will mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes without limitation, asbestos or any substance containing asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any hazardous or toxic waste, material or substance regulated under any Environmental Law.

                  "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Intellectual Property" shall mean any and all (a) trademarks, service marks, trade names, URLs and Internet domain names together with all goodwill, registrations and applications related to the foregoing, (b) patents and industrial design registrations or applications (including any continuations, divisionals, continuations in part, renewals, reissues and applications for any of the foregoing), (c) copyrights (including any registrations and applications therefor) and databases, and (d) technology, inventions, know-how, trade secrets and other confidential information.

                  "Leases" shall have the meaning set forth in Section 3.14 of the Agreement.

                  "Liens" shall mean liens, mortgages, security interests, pledges, options, charges, claims or encumbrances of any kind (including any agreement to give any of the foregoing).

                  "Material Agreement" shall mean any agreement that would be required to be disclosed on the Disclosure Schedule in connection with the representations set forth in Section 3.20 of the Agreement.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, operations (including income statement), prospects, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries taken as a whole.

                  "Merger" shall mean the merger of Purchaser into the Company referred to in Section 1.1.

                  "Net Amount" shall have the meaning ascribed to such term in
Section 2.3 of the Agreement.

                  "Options" shall mean the options to purchase Shares which have been granted by the Company or a Subsidiary (or its predecessor in interest) pursuant to a Company Stock Option Plan.

                  "Paying Agent" shall mean the bank or trust company designated by the Purchaser to act as agent for the holders of the Shares pursuant to
Section 2.4(a).

                  "Person" shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

                  "Plan" shall mean a plan, program, agreement, arrangement or program required to be included in the Disclosure Schedule pursuant to Section 3.12(a).
                  "Proxy Statement" shall mean the proxy statement, letter to stockholders, notice of meeting, and form of proxy to be filed by the Company with the SEC pursuant to Section 5.3(a), together with all amendments and supplements thereto and including the exhibits thereto.

                  "Purchaser Common Stock" shall mean the Common Stock, par value $.001 per share, of the Purchaser.

                  "Retained Employees" shall mean those persons who were employees of the Company or any Company Subsidiary immediately following the Effective Time.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

                  "Stockholder Approval" shall mean the stockholder approval required in respect of the Merger referred to in Section 3.6.

                  "Shares" shall mean shares of common stock, par value $.01, issued by the Company other than the Treasury Shares, the Converted Shares and the Dissenting Shares, if any.

                  "Significant Subsidiary" shall mean any Company Subsidiary which is a "significant subsidiary" within the meaning of Rule 1.02-(w) of Regulation S-X promulgated under the Exchange Act, reading such Rule as if the words "10 percent" were replaced in each instance by the words "5 percent".

                  "Special Meeting" shall mean the special meeting referred to in 5.3 of the Agreement.

                  "Subsidiary" or "Subsidiaries" shall mean, with respect to the Company, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by the Company or by any one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries or (b) the Company or any other Subsidiary of the Company is a general partner (excluding any such partnership where the Company or any Subsidiary of the Company does not have a majority of the voting interest in such partnership).

                  "Superior Proposal" shall mean any proposal by a third party to acquire, directly or indirectly, including pursuant to a tender offer, merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction, for consideration consisting of cash and/or securities, more than fifty (50%) percent of the combined voting power of the Shares then outstanding or all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, which satisfies both subsection (x) and subsection (y) of Section 5.2(a).

                  "Surviving Company Common Stock" shall mean the common stock, par value $.01 per share, of the Surviving Company.

                  "Tax" or "Taxes" shall mean any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

                  "Tax Return" shall mean any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

                  "Termination Fee" shall mean the sum of $1,500,000 in U.S. Dollars plus expenses incurred by the Purchaser in connection with the Transactions.

                  "Title IV Plan" shall mean a Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code.

                  "Transactions" shall mean the transactions provided for or contemplated by this Agreement.

                  "Treasury Shares" shall mean Company Common Stock held in treasury by the Company.

                  "Undertakings" shall mean undertakings not requiring the expenditure of a material amount of money to any Governmental Entity in connection with obtaining requisite regulatory approvals, including undertakings to make divestitures or, pending any determination of whether such divestitures shall be required, to enter into hold separate arrangements (including pursuant to arrangements which restrict, limit or prohibit access to any Company Subsidiaries subject to such arrangements, or the voting of shares of capital stock of any such Company Subsidiaries), provided, in any case, that such hold separate arrangements divestitures need not themselves be effective or made until immediately after actual consummation of the Transactions.

                  "Voting Debt" shall mean indebtedness having general voting rights and debt convertible into securities having such rights.

                  "Warrants" shall mean any warrants to purchase Shares which have been granted by the Company or a Subsidiary (or its predecessor in interest).

                  "Wholly-Owned Company Subsidiary" shall mean a Subsidiary that is directly or indirectly wholly-owned by the Company.

Execution Copy


                                    EXHIBIT A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION


                  U.S. Vision, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that this Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware as follows:

                  1. The Corporation's Certificate of Incorporation was initially filed with the Office of the Secretary of State of the State of Delaware on July 12, 1995, and the Corporation's Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on the September 12, 1997.

                  2. This Amended and Restated Certificate of Incorporation was duly adopted by written consent of the Board of Directors on _____________, 2001, and by written consent of the stockholders of the Corporation on _______________, 2001, pursuant to Sections 141(f) and 228 of the Delaware General Corporation Law.

                  3. This Amended and Restated Certificate of Incorporation restates, integrates and further amends the Restated Certificate of Incorporation of the Corporation.

                  4. The text of the Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

                  FIRST: The name of the Corporation is U.S. Vision, Inc. (the "Corporation").

                  SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, the City of Wilmington, County of New Castle 19801. The name of the Corporation's registered agent at such address is Corporation Trust Company.

                  THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is Eleven Million (11,000,000) shares in the aggregate, which shall be divided into two classes as follows: (a) Ten Million (10,000,000) shares of Common Stock, one cent ($0.01) par value per share, and (b) One Million (1,000,000) shares of Preferred Stock, one cent ($0.01) par value per share.

                  Except as otherwise required by law or as otherwise provided in this Certificate of Incorporation or in any designation of any series of Preferred Stock pursuant to a resolution of the Board of Directors, each share of Common Stock shall be entitled to one vote and the holders of the Common Stock shall exclusively possess all voting power, shall be entitled to participate equally and on the same basis as to any dividends if, as and when declared by the Board of Directors and as to the distributions in the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary.

                  The Board of Directors is expressly authorized from time to time to designate one or more series of the Preferred Stock, to issue the Preferred Stock as Preferred Stock of any such series, and in connection with the designation of each such series to fix by resolution or resolutions providing for the issue of shares thereof the voting and other powers, if any, and the designations, preferences and relative, participating, optional or other special rights, and the qualification, limitations, or restrictions thereof to the fullest extent now or hereafter permitted by the laws of the State of Delaware. All series of Preferred Stock shall rank equally and be identical in all respects except as set forth in the resolutions of the Board of Directors of the Corporation providing for the issue of such Preferred Stock.

                  FIFTH: The board of directors ("Board of Directors") is authorized to make, alter or repeal the by-laws of the Corporation.

                  SIXTH: The number of directors shall be fixed in accordance with the provisions of the by-laws of the Corporation. Elections of Directors need not be by written ballot except and to the extent provided otherwise in the by-laws of the Corporation. Cumulative voting for the election of Directors shall not be permitted.

                  SEVENTH: No stockholder of the Corporation shall, by reason of such person's holding stock of any class, have any preemptive or preferential right to purchase or subscribe to any stock of any class of this Corporation, now or hereafter to be authorized, nor for any of its notes, debentures, bonds or other securities, whether or not the issuance of such stock, or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors, in its discretion, may grant to the stockholders to purchase such additional securities; and the Board of Directors may issue treasury shares of any class of the Corporation, or any note, debentures, bonds or other securities convertible into or of any class without offering the same in whole or in part to existing stockholders of any class.

                  EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of the directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation at the time of such repeal or modification.

                  NINTH:

                  A. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the

Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Paragraph B hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article NINTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article NINTH or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  B. If a claim under Paragraph A of this Article NINTH is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of providing such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  C. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article NINTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  D. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                  TENTH:  The Corporation is to have perpetual existence.

                  ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this ___ day of ____________, 2001.


                                          U.S. VISION, INC.


                                          By:  _____________________________
                                               Name:
                                               Title:   President and CEO


ATTEST:


By:      _____________________
         Name:
         Title:   Secretary

Execution Copy


                                    EXHIBIT B



                               DISLOSURE SCHEDULE
                                       TO
                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                                NOROB GROUP, INC.
                                       AND
                                U.S. VISION, INC.

To supplement the following sections of the Agreement of which this Disclosure
Schedule is a part, the Company hereby makes the following disclosures:


SCHEDULE 3.2 - CAPITALIZATION

In addition to the 1,700,520 shares reserved for issuance to employees of the Company for outstanding stock options under the terms of the Company's Stock Option Plan, there are currently outstanding warrants to acquire 97,500 shares of the Company's common stock which were issued to certain eligible directors of the Company pursuant to the terms of the Company's 2000 Director Compensation Plan. In addition, G. Kenneth Macrae received warrant to acquire 8,000 shares of the Company's common stock as payment in full for certain consulting services rendered by Mr. Macrae to the Company.


SCHEDULE 3.3 - SUBSIDIARIES

U.S. Vision Holdings, Inc. U.S. Vision Holdings, Inc., a Delaware corporation, is a wholly-owned subsidiary of the Company. The authorized capital stock of U.S. Vision Holdings, Inc. consists of 1,000 shares in the aggregate, of which 1,000 shares are issued and outstanding.

USV Optical, Inc. USV Optical, Inc., a Texas corporation, is a wholly-owned subsidiary of U.S. Vision Holdings, Inc. The authorized capital stock of USV Optical, Inc. consists of 1,000 shares in the aggregate, of which 1,000 shares are issued and outstanding. USV Optical, Inc. is qualified to do business as a foreign corporation in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming, as well as the Canadian provinces of Alberta, British Colombia, Ontario and Saskatchewan.

Styl-Rite Optical Mfg. Co., Inc. Styl-Rite Optical Mfg. Co., Inc., a Florida corporation, is a wholly-owned subsidiary of USV Optical, Inc. The authorized capital stock of Styl-Rite Optical Mfg. Co., Inc. consists of 100 shares in the aggregate, of which 100 shares are issued and outstanding. Styl-Rite Optical Mfg. Co., Inc. is qualified to do business as a foreign corporation in New Jersey.

9072-8411 Quebec, Inc (Optik Pro Baie 2000). 9072-8411 Quebec, Inc. (Optik Pro Baie 2000), a Quebec enterprise, is a wholly-owned subsidiary of USV Optical, Inc. The authorized capital stock of 9072-8411 Quebec, Inc. (Optik Pro Baie
2000) consists of an unlimited number of shares of Class A and Class B common stock, as well as an unlimited number of shares of Classes C, D, E, F, G, H and I preferred stock, of which 100 shares of Class A common stock are issued and outstanding.

Health Eye Care Statistics, Inc. Health Eye Care Statistics, Inc., an Ontario corporation, is a wholly-owned subsidiary of USV Optical, Inc. The authorized capital stock of Health Eye Care Statistics, Inc. consists of an unlimited number of shares of common stock, Class A stock, Class B stock, and Class C non-voting stock, of which 100 shares of common stock are issued and outstanding.


SCHEDULE 3.7 - CONSENTS AND APPROVALS

Amended and Restated Loan Agreement with Commerce Bank, N.A dated July 31, 1998; JCPenney Licensed Department Agreement dated February 1, 1995;
Lease Agreement with Hudson's Bay Company; and
As to the following agreements, some may require consent for this Transaction:
      License Agreements with each of the Company's host stores other than Sears, JCPenney and Hudson's Bay; and Lease Agreements covering each of the Company's freestanding retail outlets.


SCHEDULE 3.12 - EMPLOYEE BENEFIT PLANS

1. Styl-Rite Optical Mfg. Co., Inc. contributes to a defined contribution plan pursuant to the terms of that certain Agreement dated March 1, 1997, by and between Styl-Rite Optical Mfg. Co., Inc. and United Optical Workers Union, Local 408, I'VE, AFL-CIO. This obligation represents SRO's withdrawal liability only and SRO is not currently a member of this plan.

2.    The Company's 401(k) Profit Sharing Plan.

3.    The Company's Stock Option Plan, as amended.

4. Employment Agreement by and between the Company and William A. Schwartz, Jr. Under the terms of this agreement, Mr. Schwartz is entitled to salary continuation for the balance of the term of his employment agreement, but not less than one year, if his employment is terminated by the Company other than for cause or if he resigns for good reason under the terms of the agreement. Further, if all or substantially all of the assets of the Company are sold, or a merger or sale of all or substantially all of the stock of the Company occurs while Mr. Schwartz is employed by the Company, he is entitled to a bonus payment in the amount of $750,000.

5. Salary Continuation Agreements by and between the Company and each of Gayle E. Schmidt, George T. Gorman, and George E. McHenry, Jr. Under the terms of each such agreement, the executive is entitled to salary continuation for one year if the executive's employment is terminated by the Company other than for cause, or of the executive resigns with good reason under the terms of the agreement.

6.    The Company's Group Life & Health Insurance Plan.

7.    The Company's Cafeteria Plan.

8.    The Company's Dental Plan.

SCHEDULE 3.13(b) - TAX MATTERS; GOVERNMENT BENEFITS

The Company and its Subsidiaries are from time to time subject to an audit or informal informational request from one of the state taxing authorities in which the Company or one of its subsidiaries is qualified to do business. To its knowledge, however, the Company does not believe that any pending or threatened audit or informational request would cause a Material Adverse Effect.


SCHEDULE 3.13(k) - TAX BASIS IN ASSETS AND CARRYOVERS


      (i)   Federal Income Tax Basis of the Company and its Subsidiaries in its
            Assets:

                                                  (dollars in thousands)

                                                    GAAP           TAX
                                                    ----           ---
      Current assets:
                  Cash                            $   240        $   240
                  Accounts Receivable              10,879         10,826
                  Inventory                        20,954         18,315
                  Prepaid expenses and other        1,130          1,130
                                                  ----------------------
      Total current assets                         33,203         30,511
      Property, plant, and equipment, net          40,524         35,472
      Goodwill, net of accumulated amortization     6,356          1,428
      Other                                           995          1,038
                                                  ----------------------
      Total assets                                $81,078        $68,449
                                                  ----------------------


      (ii)  Carryovers for Federal Income Tax Purposes:

      As of January 31, 2001, the Company had a net operating loss carryover of approximately $14,100,000, which will begin to expire in 2006. Prior to the consummation of the Merger, approximately $5,900,000 of that loss carryover is available to offset future taxable income without limitations and approximately $8,200,000 of that loss carryover is limited due to prior ownership changes.


SCHEDULE 3.14 - TITLE TO PROPERTIES; ENCUMBRANCES

The property located at 1 (administration building) and 10 (manufacturing building) Harmon Drive, Glendora, New Jersey are subject to certain liens in favor of the Delaware River Port Authority. The property located at 5 (distribution building) Harmon Drive is subject to certain liens in favor of Commerce Bank, N.A.


SCHEDULE 3.15 - ENVIRONMENTAL LAWS

None.

SCHEDULE 3.22 - FEE PAYABLE TO JANNEY MONTGOMERY SCOTT LLC

Approximately 1.5% of the aggregate consideration, or $365,307, plus all out-of-pocket expenses, less $100,000 retainer previously paid by the Company.


SCHEDULE 5.1 - INTERIM OPERATIONS OF THE COMPANY

None.


SCHEDULE 5.12 - AFFILIATE STOCKHOLDERS

Grotech Partners IV, L.P.;
Grotech Partners III, L.P.;
Grotech III Companion Fund, L.P.;
Grotech III Pennsylvania Fund, L.P.;
Grotech Capital Group, Inc.;
Grotech Capital Group IV, LLC;
Stolberg Partners, L.P.;
Constitution Partners I, L.P.;
M&M General Partnership;
RKM Investment Company;
Richard K. McDonald;
William A. Schwartz, Jr.;
Peter M. Troup; and
G. Kenneth Macrae

Execution Copy


                                    EXHIBIT C

                            FORM OF VOTING AGREEMENT
                              AND IRREVOCABLE PROXY


      This Voting Agreement (this "Agreement") is dated as of July __, 2001, between NOROB Group, Inc., a Delaware corporation ("Buyer"), and
____________________, a stockholder (the "Stockholder") of U.S. Vision, Inc., a Delaware corporation ("USVI").

                                    RECITALS

      WHEREAS, the Buyer and USVI are entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which the Buyer shall merge with and into USVI (as set forth in the Merger Agreement) and each share of Common Stock of USVI outstanding immediately prior to the effective time of the Merger (as defined below) (other than Treasury Shares and Dissenting Shares, as defined in the Merger Agreement) shall automatically be converted into the right to receive $4.25, payable in cash ; and

      WHEREAS, the Stockholder is a significant stockholder of USVI; and

      WHEREAS, the terms of Section 5.12 of the Merger Agreement require the execution and delivery of this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

      1.    Voting Proxy.

            (a) At each meeting of USVI's stockholders convened to consider and vote upon the adoption of the Merger Agreement and the merger contemplated thereby (the "Merger"), the Stockholder shall vote all shares of Common Stock of USVI owned of record by the Stockholder at the record date for the vote (including, except for any shares for which the Stockholder's sole voting power results from the Stockholder's having been named as proxy pursuant to the proxy solicitation conducted by USVI in connection with the meeting, any shares of USVI Common Stock over which the Stockholder has voting power, by contract or otherwise) in favor of the approval and adoption of the Merger Agreement and the Merger.

            (b) Concurrently herewith, the Stockholder has executed and delivered to Buyer an irrevocable proxy in the form of Annex A.


      2.    No Solicitation.

            (a)   The Stockholder may not, directly or indirectly:

                  (i) take any action to seek, initiate, or solicit any offer from any person, entity, or group regarding an Acquisition Proposal (as defined in the Merger Agreement); or

                  (ii) engage in negotiations or discussions concerning, or provide any non-public information in response to, an Acquisition Proposal.

            (b) The Stockholder shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Acquisition Proposal.

      3. No Transfer. The Stockholder may not sell, pledge, assign, or otherwise transfer, or authorize, propose, or agree to the sale, pledge, assignment, or other transfer of, any of the Stockholder's shares of USVI Common Stock.

      4. Reasonable Efforts; Additional Agreements. Subject to the terms of this Agreement and the Merger Agreement, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper, or advisable in accordance with applicable law to consummate the transactions contemplated by this Agreement and the Merger Agreement. If any further action is reasonably necessary or desirable to carry out the purposes of this Agreement or the Merger Agreement, the Stockholder shall take that action.

      5. Representations and Warranties. The Stockholder represents and warrants to Buyer as follows:

            (a) Authority. The Stockholder has the requisite power and authority to enter into this Agreement, to perform the Stockholder's obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes the Stockholder's legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

            (b) Title; Authority to Vote Shares. The Stockholder owns of record and has voting power over the number of shares of USVI Common Stock as set forth with respect to the Stockholder in the stock transfer books of USVI; such shares of USVI Common Stock are held by the Stockholder free and clear of all liens, charges, pledges, restrictions, and encumbrances (other than those created by this Agreement).

            (c) Noncontravention. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby, nor compliance with any of the provisions hereof by the Stockholder, will violate, conflict with, or result in a breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under, any agreement or instrument to which the Stockholder is a party or any statute, rule, regulation, judgment, order, decree, or other legal requirement applicable to the Stockholder.

            (d) Litigation. There is no claim, action, proceeding, or investigation pending or, to the best knowledge of the Stockholder, threatened against or relating to the Stockholder before any court or governmental or regulatory authority or body (including the National Association of Securities Dealers, Inc.), and the Stockholder is not subject to any outstanding order, writ, injunction, or decree that, if determined adversely, would prohibit the Stockholder from performing the Stockholder's obligations hereunder.

      7. Termination. This Agreement may be terminated at any time before the Effective Time (as defined in the Merger Agreement) by any party upon termination of the Merger Agreement pursuant to Article VII thereof. In the event of a termination of this Agreement pursuant to this Section 7, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party; provided, however, that nothing herein shall release any party from any liability for any breach of this Agreement. If this Agreement is terminated, the proxy of the Stockholder delivered under
Section 1(b) shall also terminate and be of no further force or effect, and Buyer shall promptly return the proxy to the Stockholder.

      8.    Miscellaneous.

            (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered in person or by messenger, cable, telegram, facsimile transmission, or by a reputable overnight delivery service that provides for evidence or receipt, to the parties as follows (or at such other address as a party may specify by like notice);

            If to the Stockholder:


                              _________________________
                              _________________________
                              _________________________
                              Telephone No.: __________
                              Telecopy No.: ___________
                              with a copy to:

                              Sayles, Lidji & Werbner
                              4400 Renaissance Tower
                              1201 Elm Street
                              Dallas, Texas 75270
                              Attention:  Brian M. Lidji, Esquire
                              Telephone No.: (214) 939-8700
                              Telecopy No.: (214) 939-8787

            If to the Buyer:

                              NOROB Group, Inc.
                              P.O. Box 1440
                              Cherry Hill, NJ 08034-0058
                              Attention:  George E. Norcross, III
                              Telephone No.: (856) 424-4265
                              Telecopy No.: (856) 424-4713

                              with a copy to:

                              Ballard Spahr Andrews & Ingersoll, LLP
                              1735 Market Street
                              51st Floor
                              Philadelphia, PA 19103
                              Attention:  Gerald J. Guarcini, Esquire
                              Telephone No.: (215) 864-8625
                              Telecopy No.: (215) 864-8999

            (b) Interpretation. The headings contained in this Agreement are for reference purposes only and do not affect the interpretation of this Agreement.

            (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered the same agreement.

            (d) Entire Agreement. This Agreement (including the documents and instruments referred to herein) and the Merger Agreement constitute the entire agreement and supersede all prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

            (f) Governing Law. This Agreement shall be governed by Delaware law, without regard to the principles of conflicts of law.

            (g) Assignment. Neither this Agreement nor any of the rights, interest, or obligations hereunder may be assigned by any party, whether by operation of law or otherwise, without the express written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors, heirs, legal representatives, and permitted assigns. The representations, agreements and obligations of the Stockholder contained herein shall survive the death or incapacity of the Stockholder and shall be binding upon the heirs, personal representatives, successors, and assigns of the Stockholder.

            (h) Remedies. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of an of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

            (i) Defined Terms. All capitalized terms used but not defined herein have the meanings given them in the Merger Agreement.

Execution Copy


            IN WITNESS WHEREOF, each of the parties have signed this Agreement as of the date first above written.


                                    [STOCKHOLDER]


                                    By:   _____________________________
                                          Name:
                                          Title:



                                    NOROB GROUP, INC.


                                    By:   ______________________________
                                          Name:
                                          Title:

Execution Copy


                                     ANNEX A

                                IRREVOCABLE PROXY


      The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints George E. Norcross, III and Philip A. Norcross, Esquire, and each of them, the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote any and all shares of Common Stock of U.S. Vision, Inc., a Delaware corporation (the "Company"), or other shares of capital stock of the Company entitled to vote on the business to be transacted:
(1) registered in the name of the undersigned at the record date for such vote; or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record, at any meeting of the stockholders of the Company, and at all adjournments thereof, and pursuant to any consent of the stockholders in lieu of a meeting or otherwise.

      This Proxy is given only with respect to the approval of, and any other matters related to or in connection with: (a) the merger and other transactions contemplated by the Agreement and Plan of Merger between NOROB Group, Inc., a Delaware corporation ("Buyer") and the Company dated as of July ___, 2001 (the "Merger Agreement"). This Proxy is given to induce Buyer to enter into the Merger Agreement, is coupled with an interest, and is irrevocable.

      Notwithstanding clause (2) of the first paragraph above, this Proxy shall not include any shares of capital stock of the Company that are not subject to clause (1) of the first paragraph above for which the undersigned's only voting power results from him having been named as proxy pursuant to the proxy solicitation conducted by the Company's Board of Directors in connection with a special or annual meeting of the stockholders of the Company to be held to consider the Merger Agreement and over which the undersigned does not otherwise have voting power with respect thereto.

      The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of July, 2001.


WITNESS:                                  [STOCKHOLDER]


By:   _________________________           By:   _________________________
      Name:                                     Name:
      Title:                                    Title:

                                                                      APPENDIX B

                       JANNEY MONTGOMERY SCOTT LLC OPINION


                                [to be provided]

                                                                      APPENDIX C

               Section 262 of the Delaware General Corporation Law

                          Delaware Rights of Appraisal

                               SECTION 262 OF THE
                        DELAWARE GENERAL CORPORATION LAW

262 APPRAISAL RIGHTS.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

      (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

      (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares of fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

      (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

(d)   Appraisal rights shall be perfected as follows:

      (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

      (2) If the merger or consolidation was approved pursuant to Section 228 or
Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are avail able for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who was complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificate of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertified stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                U.S. VISION, INC.
                                 10 HARMON DRIVE
                           GLENDORA, NEW JERSEY 08029


   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER __, 2001.


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                U.S. VISION, INC.


The undersigned hereby appoints William A. Schwartz, Jr. and George E. McHenry, Jr., and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote all of the shares of common stock of U.S. Vision, Inc. the undersigned is entitled to vote at the special meeting of shareholders of U.S. Vision, Inc. to be held on the __ day of September, 2001, at 9:00 a.m., local time, at ___________________________, on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments or postponements thereof. Receipt of the proxy statement dated August __, 2001, is acknowledged.

Please mark your vote as indicated in this example [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1. To approve and adopt the Agreement and Plan of Merger dated as of July 2, 2001, by and between U.S. Vision, Inc. and the NOROB Group, Inc. relating to the merger of NOROB Group, Inc. with and into U.S. Vision, Inc., with U.S. Vision, Inc. surviving the merger.

            [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and at any and all adjournments or postponements thereof.

             PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
        AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            (continued on other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BEVOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IN THE ABSENCE OF SUCH DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

This proxy is solicited by the board of directors of U.S. Vision, Inc.



                                            ____________________________________
                                                        Signature(s)


                                            ____________________________________
                                                  Signature if held jointly



                                            Dated:______________________________


                                            IMPORTANT: Please sign exactly as
                                            your name(s) appear(s). When shares
                                            are held by joint tenants, both
                                            should sign personally. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If
                                            a corporation, please sign in full
                                            corporate name by President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person. Where applicable, indicate
                                            your official position or
                                            representative capacity.